Thomas White Funds Family

                                      Lord Asset Management Trust

                                      Thomas S. White, Jr.
                                      Chairman of the Board
                                      and President

                                      Jill F. Almeida
                                      Trustee
       Annual Report

     American Growth Fund
  American Opportunities Fund
      International Fund
     October 31, 1999

                                      Philip R. Haag
                                      Trustee

                                      Nicholas G. Manos
                                      Trustee

                                      Edward E. Mack III
                                      Trustee

                                      John N. Venson, D.P.M.
                                      Trustee

                                      Douglas M. Jackman
                                      Vice President and Secretary

                                      Brandon S. Joel
                                      Vice President and Treasurer

                                      David Sullivan II
                                      Assistant Treasurer

                                      INVESTMENT ADVISER AND
                                      ADMINISTRATOR
                                           Thomas White International, Ltd.
                                           440 S. LaSalle Street, Suite 3900
                                           Chicago, Illinois 60605-1028

                                      CUSTODIANS
                                           State Street Bank and Trust Company
                                           Boston, Massachusetts
                                           Firstar Bank Milwaukee
                                           Milwaukee, Wisconsin

                                      LEGAL COUNSEL
                                           Dechert Price & Rhoads
                                           Washington, DC

                                      INDEPENDENT ACCOUNTANTS
                                           PricewaterhouseCoopers LLP
                                           New York, New York

                                      TRANSFER AGENT
                                           Firstar Mutual Fund Securities L.L.C.
                                           Milwaukee, Wisconsin


For current performance, net asset value, or for assistance with your account, please contact the Funds Family at 800-811-0535 or visit our web Site at www.thomaswhite.com.

THOMAS WHITE FUNDS FAMILY



Thomas White is the Funds' President and Portfolio Manager. He has been an active investor since joining Goldman Sachs in 1966. His interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke University in 1965. Over his thirty-three years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and until 1992, fourteen years with Morgan Stanley. At Morgan Stanley, he was a Managing Director and the Chief Investment Officer for the firm's American valuation-oriented equity investing.

Together with the organization's team of seasoned domestic and international analysts, Mr. White directs the management of portfolio investments in Europe, Africa, North America, Latin America, Japan and Asia. The firm's research division, the Global Capital Institute, produces monthly publications which provide investment advice on the relative attractiveness of 2,400 common stocks in forty-seven countries. These are purchased by major institutional asset management organizations worldwide.


THE FOLLOWING LETTER WAS WRITTEN BY MR. WHITE, THE FUNDS' PRESIDENT:

                                                              December 31, 1999
Dear Friends,

       Over the last twelve months, investors around the world have become increasingly confident as they approach the start of the year 2000. Reflecting this growing enthusiasm, the global stock markets have advanced in unison.
       The Emerging Markets in the Far East, Latin America and Eastern Europe have rebounded strongly from their crisis lows in the fall of 1998. Japan is now in the second year of its first bull market in ten years, despite its still struggling economy. In Europe, investors have a growing confidence in the region's new free market reforms. While stocks have advanced, a weak Euro has muted the performance in terms of US dollars.
       The stock market in the United States is in its ninth year of uninterrupted advance. Earnings growth is strong, inflation is low and interest rates are still at moderate levels. Are things too good to be true? Will good times continue in the coming decade?
       The best way to answer these important questions is to examine the past decade so as to understand why we have enjoyed such a long run of good fortune.
       Two powerful forces, both highly beneficial, were responsible for the economic progress of the 1990's.

A.  MORE EFFECTIVE GOVERNMENTS

       Simply said, mankind is finally concluding that democracy and free markets are more successful in serving people than other alternatives (communism, socialism, etc.). This decade's progress was heavily the result of the benefits derived from more effective national governments.

       Nowhere have the improvements in government efficiency been more evident than in the United States. These have led to reduced taxes and a balanced budget. The Federal Reserve orchestrated an ideal environment for growth, full employment and low inflation. Wise regulation improved the efficiency of stock markets and spurred Americans to invest intelligently in retirement plans. The institutionalization of equity holding spawned shareholder activism and this in turn reshaped corporations for the better.
       Europeans overcame generations of distrust among member nations to establish a more efficient Common Market. This regional government will do
wonders  in  reducing  the   unnecessary   duplication   in  fourteen   separate
governments.
       Russia and the Eastern Block countries abandoned communism and began the difficult process of converting their economies to Western standards.
       Japan's economic model, which allocated capital through cozy Keiretsu of banks and corporations, was successful in lifting the country from World War II despair to preeminence. But this approach became inappropriate by the nineties. The Japanese government's inability to adjust its policies in a timely manner led to the country's decade-long bear market.

B.  ADVANCES IN TECHNOLOGY

       In 1989, no one envisioned this decade's long, uninterrupted business expansion. Nobody ever imagined the coming tremendous gains in productivity that lead to our current low inflation.
       What did forecasters fail to anticipate? The answer is they underestimated the benefits that technology would have in reducing business costs. They also failed to understand that personal computers and falling communication costs would dramatically increase competition among companies and put downward pressure on prices.
       Strategists did not project that large-caps would outperform for most of the decade. The relaying of signatures and paper from the local office to regional to national and then to the world headquarters disappeared with the salesman's laptop and modem. So did all the people and offices in the middle. These phenomena benefitted the largest companies the most. Moreover, these displaced workers then recycled into more productive and interesting jobs, which explains the country's full employment.
GOOD TIMES SHOULD CONTINUE!
       Our firm believes that the coming decade will continue to enjoy prosperity and peace. The markets will benefit from many of the same factors that have driven the strong performance of the last ten years.
       Equity returns will probably average an attractive 10%. This decade's projection is lower than the 18.5% rate of the 1990's. While continued strong earnings growth will be a positive, valuation expansion is unlikely from the current high levels. Inflation should average a low 3%. The estimated 10% return for the coming ten-year period would before taxes, turn a $10,000 investment into $25,937. This should outperform both bonds and cash equivalents.
       History suggests there could be two bear markets in the coming ten years, each falling roughly 30%. Since accurate market timing is wishful thinking, you will have to endure these interim speed bumps. Beware! The most common reason that investors fail to reach the final $25,937 is that they attempt to time the market along the way. Given our attractive vision of the future, we recommend investors stay fully invested. We will continue to do our best to provide shareholders with strong long-term returns and stable interim performance.
       Speaking on behalf of our firm's seventeen professionals, we sincerely appreciate your confidence in our organization and your support of our Funds. We wish you a joyous holiday season and a prosperous new Millennium!

       Thomas S. White, Jr.
       President and Portfolio Manager



The economic progress in the 1990's was driven by advances in technology and improvements in the policies of national governments. We believe these twin drivers will lead to an unprecedented level of prosperity in the coming decade.

THE FUNDS HAVE IDENTICAL GOALS


The investment objectives of the American Growth, American Opportunities and International Funds are to achieve long-term capital growth.


THE THOMAS WHITE FUNDS'
INVESTMENT PHILOSOPHY

I. Superior returns can come from properly harnessing the high potential inherent within undervalued companies.

II. A valuation-oriented investment approach can capture this potential while maintaining a lower risk profile.

III. Management emphasizes owning broadly diversified portfolios of undervalued companies that have solid cash flows, attractive growth potentials and appropriately conservative balance sheets.

IV. The Advisor adheres to a long-term investment approach, and it does not attmept to project short-term changes in the general market.


THE THOMAS WHITE FUNDS FAMILY

The American Growth Fund (Large-cap value)
The American Opportunities Fund (Mid-cap value)
The International Fund (Foreign equities)

       Mutual fund investors and their advisors have grown increasingly sophisticated in the management of retirement accounts. Funds are allocated by their investment style, cap size and between domestic and foreign stocks. The objective of this careful diversification is smoother performance. The Thomas White Funds described below should be used as individual components within an investor's total investment portfolio:

I.  The International Fund

       We believe globalization will accelerate in the next decade. This trend started with the demise of the Soviet Union as a superpower and will speed up with the growing availability of the Internet worldwide.
      The Fund is designed to represent the international equity component of an investor's portfolio of funds. It owns a broadly diversified list of undervalued common stocks located in all the major global industries. These securities are also widely diversified by geographical region and in both developed market and emerging market countries.
      Last August, Forbes Magazine honored the International Fund by placing it in their International Stock Funds "Best Buy List." We were the youngest of the twelve world funds making this list.

II. The American Growth Fund

      The American Growth Fund is designed to represent the large-cap value portion of our client's U.S. equities.

III. The American Opportunities Fund

      The American Opportunities Fund is designed to represent the mid-cap value portion of our client's U.S. equities.
       Both of our American funds seek to obtain superior long-term returns while attempting to limit investment risk. The portfolios will be constructed to take full advantage of our research department's ability to discover attractive investment opportunities in each major business sector within the United States. History shows that careful industry and company diversification can help lower portfolio volatility and reduce risk during difficult market environments.
       The American Growth Fund uses a valuation-driven large-cap investment style and will select most of its stocks from those in the top 80% of the market's capitalization. These stocks currently have cap sizes down to six billion dollars.
       The American Opportunities Fund will use a valuation-driven mid-cap investment style and will select most of its stocks from those in the bottom 20% of the market's capitalization. These stocks currently have cap sizes below six billion dollars.
       The two American funds are designed to complement each other. The American Growth Fund will tend to have superior returns during periods, like recently, where larger stocks are outperforming. The American Opportunities Fund will tend to have superior returns during periods where smaller stocks outperform.

THE FUNDS ARE INVESTOR FRIENDLY.

       The Funds are 100% no-load, a distinct advantage since sales charges and 12b-1 fees reduce a shareholder's return. Each fund has average or below average total expenses, in relation to their peers, and attempts to maintain low portfolio turnover, which is tax-efficient. In addition to managing mutual funds, our asset management division runs U.S. large-cap, small-cap and fixed-income portfolios for clients. All of our investment asset classes use our traditional valuation-oriented investment approach.

THE WORLD HAS CHANGED.
ADDING AN INTERNATIONAL FUND TO U.S.
EQUITY HOLDINGS OFFERS THE POTENTIAL
FOR
BOTH IMPROVED PERFORMANCE
AND SMOOTHER RETURNS.

GLOBAL STOCK MARKET ALLOCATION

                              Dec  Dec  Dec  Dec  Oct
                              1960 1970 1980 1990 1999
                              ---- ---- ---- ---  ----
Developed Markets
-----------------

Canada                        5%   4%   3%   2%   2%
Europe                       22%  22%  23%  25%  27%
Pacific                       3%   8%  16%  27%  18%
United States                70%  66%  57%  43%  49%
Emerging Markets             .1%  .2%  .8%  3%    4%
----------------             ----  ---  ---  ---  ---
                            100% 100%  100% 100% 100%

Global Market
Value ($trillions)           $0.5 $2.0  $4.1 $8.2 $26.2


There has been growth in the relative size of developed and emerging markets outside the United States since 1960. This means investors can now choose to employ wider diversification in the design of their equity portfolios.

Thomas White suggests shareholders hold both its American Funds and its International Fund to obtain smoother returns.

History shows that broad global diversification has lowered the volatility associated with single country portfolios.

THE FUNDS HAVE COMMON OBJECTIVES

       The common goals of the Thomas White Funds are to provide our shareholders with solid performance and above average portfolio stability.
       We attempt to design funds that give shareholders a comfortable ride, despite being exposed to the stressful world of equities. Shareholders that can "stay the course" and maintain a well thought out, long-term strategy, have traditionally done well in equities. Nervous equity investors, exposed to volatile funds, tend to make mistakes they regret later.
       We attempt to make our Fund shareholders feel comfortable within the volatile world of the stock market.
       First, we design portfolios to have strong performance and to be more stable than most other similar funds. We select stocks on the basis of how they will perform in both rising and declining markets. Our 100%-owned research unit, the Global Capital Institute, provides us with an ongoing flow of attractive stocks in most every industry and country. This gives us the ability to construct carefully diversified portfolios. Owning undervalued companies in all of the major industries or countries can moderate the disruption caused by unpredictable business and market cycles. Strong and weak sectors tend to offset each other, producing smoother overall performance, as well as the value added which comes from owning undervalued stocks.
       Second, we try to attract and serve the prudent, long-term investor and discourage speculators. Please recall "Designing a Lifetime Investment Plan" and "The Power of Long-Term Investment Plans" in the front of the Funds' prospectus. Our Funds are applicable to these sorts of plans. Long-term shareholders also produce fewer fund redemptions and therefore lower portfolio turnover in the Funds. They also allow us to hold less liquidity-related cash, which also improves long-term performance.
       Third, we encourage shareholders to develop confidence in our advice. Working with a trusted advisor increases the likelihood of investment success. We take great pride as professionals in assisting clients to attain their investment goals. We know that our clients' accomplishments depend on their knowledge, planning and self-discipline. Accordingly, we attempt to focus our regular shareholder communications in these areas.
       Finally, we send out special letters during periods of market stress. These are normally delivered in a timely fashion by fax or e-mail. Shareholder response to these letters has been quite enthusiastic. A complete set of past shareholder letters and reports are available at our website, www.thomaswhite.com or by calling 1-800-811-0535.

       "The common goals of the Thomas White Funds are to provide our shareholders with solid performance and above average portfolio stability. . .
       Shareholders that can "stay the course" and maintain a well thought out, long-term strategy, have traditionally done well in equities."

           THOMAS WHITE AMERICAN GROWTH FUND
                    TOP TEN HOLDINGS
                  ON OCTOBER 31, 1999
               BASED ON TOTAL NET ASSETS


Company                              % of Total
Industry                              Net Assets
---------------------------------------------------------
Amgen                                       2.8%
Pharmaceuticals
---------------------------------------------------------
Bell Atlantic                               2.7%
Communications
---------------------------------------------------------
Merck & Co                                  2.4%
Pharmaceutical
---------------------------------------------------------
Bristol Myers Squibb                        2.2%
Pharmaceutical
---------------------------------------------------------
USWest                                      2.2%
Communications
---------------------------------------------------------
General Electric                            2.1%
Industrial
---------------------------------------------------------
Abbott Labs                                 1.9%
Pharmaceutical
---------------------------------------------------------
Chase Manhattan                             1.9%
Banking
---------------------------------------------------------
AT&T                                        1.7%
Communications
---------------------------------------------------------
EMC Corp.                                   1.6%
Technology
---------------------------------------------------------


Thomas White American Growth Fund
(Ticker: TWAGX)

       1999 has been a year where the managers of value-oriented funds have been restricted to sitting on the sidelines, watching the growth managers participate in an exciting party. As a value fund, we have indeed lagged the general market, although we have done better than our style benchmark.
       The American Growth Fund returned 20.7% over the last twelve months. This trailed the 25.7% return of the S&P 500, but bettered the 16.5% of the Russell 1000 Value Index. This index is the accepted benchmark for the large-cap value style.
       The concept of having contrasting conservative versus aggressive funds is to allow investors to select a mix that best fits their needs. This fund is designed to be the core component for the long-term investor. A long-term investment plan typically has several U.S. funds, a foreign and a bond fund. An aggressive growth fund, or perhaps a technology fund, should have a smaller weight than a core fund. Growth funds are likely to be much more volatile, and typically will fall sharply in a bear market.
       Does the Fund's design as a core value-oriented fund imply that we believe it will under-perform a growth or technology funds in the long term? Certainly not! Our performance objective is the same, but growth funds most often outperform in more speculative years.

      The best way we can describe the American Growth Fund is to describe the three components of its portfolio design:

      1) We avoid market timing. Our organization's approach is to stay fully invested since we do not believe we can time the market.
      2) We emphasize stock selection. We stress this area because our major strength is accurate stock selection within major industry sectors. Our ten investment analysts are industry specialists.
      3) We use broad industry diversification. We want the portfolio to include as many industries as possible. Industry weights are based upon their relative valuations and their volatility. Our Fund's industry mix differs from the general market benchmark (the S&P 500) because of our preference for smoother returns and superior down market performance.
       Given its preference for stability over volatility, the American Growth Fund will tend to underweight industries that have high valuations relative to their own history. The current popularity of the technology industry is a case in point. The industry has surged recently to a record high valuation level relative to its past and now represents 26% of the S&P 500. Our portfolio exposure is 13.1%. Having 26% of the portfolio in just one industry (of 20), which is so highly volatile, would be inconsistent with our Fund's investment strategy.
       Despite a lower weight in the technology industry, our stock selection within the group has been excellent with a number of our stocks up well over 100%. Given the background of our professional security analysts, our accuracy is not surprising. Their educations include two with Ph.D.'s in physics, one with a math Ph.D., and one with a Ph.D. in biochemistry.
       In summary, we advise you to maintain our American Growth Fund as your core equity holding.

                       THOMAS WHITE AMERICAN GROWTH FUND
                             INDUSTRY DISTRIBUTION
                               ON OCTOBER 31, 1999
                         BASED ON LONG-TERM SECURITIES

                    Aerospace                0.7%
                    Banking                  8.8%
                    Building                 0.4%
                    Capital Goods            0.7%
                    Chemicals                2.1%
                    Communications           8.3%
                    Consumer Durables        1.8%
                    Consumer Retail          5.5%
                    Consumer Staples         7.1%
                    Energy                   6.7%
                    Financial Diversified    7.5%
                    Health Care             11.1%
                    Industrial               9.3%
                    Insurance                4.2%
                    Metals                   0.3%
                    Paper & Forest Products  0.5%
                    Services                 7.8%
                    Technology              13.1%
                    Transportation           0.7%
                    Utilities                3.4%
                    -----------------------------
                    Total                  100.0%

PERFORMANCE AT A GLANCE



Relative Performance          American       S&P 500        Russell 1000
October 31, 1999              Growth                            Value
---------------------------------------------------------------------------

Six Months                    0.3%           2.7%               -2.9%

Year-to-Date                  7.5%          12.0%                7.7%

One Year Total Return        20.7%          25.7%               16.5%
---------------------------------------------------------------------------

The S&P 500 is a market-weighted index of the largest 500 companies. Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. All indices are unmanaged and returns assume the reinvestment of dividends.


Pursuant to Rule 304(a) of Regulation S-T, the following table replaces a graph showing growth of an initial $10,000 investment, assuming all dividend and capital gain distributions reinvested, and various comparisons. The return since inception (November 1, 1998) was 20.7% for the Fund.


                            The American Growth Fund
                                       vs
                                   the S&P 500
                          the Russell 1000 Value Index
                      November 1, 1998 to October 31, 1999


Date            American           S&P        Russell 1000
                Growth Fund        500          Value Index

Nov 1, 1998     10,000.00       10,000.00       10,000.00
Nov 30, 1998    10,560.00       10,605.50       10,465.82
Dec 31, 1998    11,230.00       11,222.74       10,822.09
Jan 31, 1999    11,360.00       11,691.85       10,908.52
Feb 28, 1999    11,110.00       11,328.23       10,754.50
Mar 31, 1999    11,340.00       11,781.36       10,977.11
Apr 30, 1999    12,030.00       12,237.30       12,002.21
May 31, 1999    11,980.00       11,948.50       11,870.30
Jun 30, 1999    12,660.00       12,611.64       12,215.02
Jul 31, 1999    12,230.00       12,218.16       11,857.24
Aug 31, 1999    11,970.00       12,157.68       11,417.30
Sep 30, 1999    11,580.00       11,824.44       11,018.32
Oct 31, 1999    12,070.00       12,572.69       11,652.47



Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Thomas White American Opportunities Fund
(Ticker: TWAOX)

       The American Opportunities Fund began on March 4, 1999. It has the same valuation-driven investment style as our large-cap American Growth Fund, but owns a much wider range of stocks. Most of these positions are mid-cap and small-cap companies. Given that our research professionals regularly value 1700 American companies, this fund allows us to take full advantage of every investment opportunity we discover, not just the large caps. The Fund currently has 211 stocks in all twenty of the American industry groups.
       The Fund will strive to outperform the large-cap indices over time, but since its stocks are equally divided between the large-cap, mid-cap and small-cap groupings, we shall use the Russell Midcap Index as a benchmark. When space allows, we will also show the Russell 1000 large-cap benchmark and the Russell 2000 small-cap benchmark as well as the corresponding Russell value indices.
       In the roughly eight months since its start, the Opportunities Fund returned 7.3%. The Russell large-cap, mid-cap and small-cap indices returned 11.6%, 9.8% and 10.4%, respectively. The Fund's returns were held back by its value style being strongly out-of-favor. Each of the Russell indices has a corresponding value index to show the effect of style on returns. The Russell value-style large-cap, mid-cap and small-cap indices returned 8.9%, 3.7% and 4.7%, respectively.

                             THOMAS WHITE AMERICAN
                               OPPORTUNITIES FUND
                                TOP TEN HOLDINGS
                               ON OCTOBER 31, 1999
                           BASED ON TOTAL NET ASSETS

               Company                       % of Total
               Industry                      Net Assets

               Global Crossing               1.6%
               Communications

               Siebel Systems, Inc.          1.3%
               Technology

               Apple Computer                1.1%
               Technology

               Adobe  Systems, Inc.          1.1%
               Technology

               Royal Carribean               1.1%
               Services

               GTE Corporation               1.1%
               Communications

               Converse Technology           1.0%
               Technology

               Union BanCal Corporation      1.0%
               Banking

               Symantec Corporation          1.0%
               Technology

               Microchip Technology          0.9%
               Technology

     We were very pleased to have the American Opportunities Fund highlighted in the Featured Funds section of the Morningstar Mutual Funds publication this past October 21st. The final paragraph of the write-up concludes "Thanks to solid stock picking this offering has outpaced its mid-blend peers for its first six months of existence. More important, the firm's institutional mid-cap product has consistently provided returns superior to the Russell Midcap index for the past five years." A reprint of the article is being sent to all shareholders.
     The Opportunities Fund was started at what we believe will soon be the beginning of a performance shift away from larger stocks. Investors are realizing that after four years of underperformance, there are many bargain-priced smaller companies.
     The performance of the Opportunities Fund will probably be more volatile than that of its large brother, the Growth Fund. This is because smaller-cap stocks tend to rise and fall more than larger companies. The good news is that smaller-cap stocks tend to outperform larger companies over time. We will attempt to moderate this volatility in the following four ways.
     First, we will use broad company diversification. This will reduce the higher risk inherent in smaller, more fragile companies with less substance.
     Second, we own stocks in all three capitalization classes. This will stabilize the Fund's performance when small-caps are out of favor and perform badly. Size diversification should also moderate down market performance when smaller-cap stocks tend to underperform.
     Third, we will use broad industry diversification. This moderates the portfolio's exposure to business cycle extremes.
     Fourth, we will predominately use a valuation-oriented stock selection approach that traditionally produces lower portfolio volatility.
     As of October 31st, the Fund's wide diversification was reflected by the fact that its top ten holdings represented just 11.2% of total assets. This compares to the Morningstar average of all mid-cap funds of 34.9%.1

-----------------
1 Data is the most recently available from Morningstar Principia (11/30/99). The average was of the 920 funds that Morningstar categorized as mid-cap.

                             THOMAS WHITE AMERICAN
                               OPPORTUNITIES FUND
                             INDUSTRY DISTRIBUTION
                              ON OCTOBER 31, 1999
                         BASED ON LONG-TERM SECURITIES

                    Aerospace                0.2%

                    Banking                 11.1%

                    Building                 0.5%

                    Capital Goods            3.3%

                    Chemicals                3.0%

                    Communications           5.0%

                    Consumer Durables        2.0%

                    Consumer Retail          5.6%

                    Consumer Staples         6.9%

                    Energy                   6.9%

                    Financial Diversified    4.1%

                    Health Care              7.7%

                    Industrial              11.6%

                    Insurance                3.7%

                    Metals                   0.4%

                    Paper & Forest Products  0.7%

                    Services                10.6%

                    Technology              13.0%

                    Transportation           0.4%

                    Utilities                3.3%

                    Total                   100.0%

PERFORMANCE AT A GLANCE


Relative Performance          American        Russell        Russell
October 31, 1999              Opportunity     Midcap         Midcap
                               Fund           Index          Value
-----------------------------------------------------------------------------
Six Months                    -0.6%          -1.2%          -6.6%

Cumulative Total Return        7.3%           9.8%           3.7%
Since Inception
(March 4, 1999)
-----------------------------------------------------------------------------

Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. It represents approximately 89% of the total market capitalizations of the Russell 3000 Index. Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 31% of the total market capitalization of the Russell 3000 Index. Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. This represents approximately 11% of the total market capitalization of the Russell 3000 Index. All indices are unmanaged and returns assume the reinvestment of dividends.

Pursuant to Rule 304(a) of Regulation S-T, the following table replaces a graph showing growth of an initial $10,000 investment, assuming all dividend and capital gain distributions reinvested, and various comparisons. The return since inception (March 4, 1999) was 7.3% for the Fund.


                         The American Opportunities Fund
                                       vs
                            the Russell Midcap Index
                           and the Midcap Value Index
                        March 4, 1999 to October 31, 1999


Date           American          Russell     Russell Midcap
         Opportunities Fund      Midcap       Value Index

Mar 4, 1999     10,000.00       10,000.00       10,000.00
Mar 31, 1999    9,990.00        10,340.76       10,136.21
Apr 30, 1999    10,790.00       11,104.66       11,096.21
May 31, 1999    10,790.00       11,072.81       11,142.54
Jun 30, 1999    11,210.00       11,463.34       11,269.65
Jul 31, 1999    10,900.00       11,148.67       10,987.47
Aug 31, 1999    10,570.00       10,859.92       10,607.76
Sep 30, 1999    10,390.00       10,477.65       10,070.87
Oct 31, 1999    10,730.00       10,974.29       10,368.00


Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Thomas White International Fund
(formerly the Thomas White World Fund)
(Ticker: TWWDX)

       What a difference a year makes! At the beginning of the Fund's fiscal year last November, investors were abandoning foreign mutual funds due to their disappointing performance. In the fund year that had just finished October 1998, the foreign indices had lagged the U.S. market by 18% (4.5% vs. 22.4%). This was due to the unexpected meltdown of the Far East currencies in the fall of 1997. Instead of reallocating monies out of rising US markets into falling international markets, investors did just the opposite.
To their surprise, foreign funds came back strongly this year.
       The clear lesson is that one should not try to trade between classes of funds based on market timing. Success instead comes from a stable mix of funds reflecting a long-term investment plan. Annual rebalancing to maintain the plan's mix will tend to move monies out of expensive markets into those that are undervalued.
       The International Fund returned 18.8% in the fiscal year ending October 31, 1999. Since inception in June of 1994 the Fund's average annual return was 13.6%. Its hallmark has been smooth, consistent performance. This attractive return configuration has resulted from careful diversification across countries and industries. On October 31, the Fund held 170 companies in 36 countries.
       The global financial turmoil, which climaxed in the fall of 1998, led to strong business recoveries and rising markets this year. The world is again indebted to Alan Greenspan for his deft handling of the panic. He also correctly avoided overreacting to tight labor markets in the U.S. this year and has only raised interest rates moderately. He correctly saw that technology-driven productivity gains would moderate upward price pressures.


                        THOMAS WHITE INTERNATIONAL FUND
                                TOP TEN HOLDINGS
                              ON OCTOBER 31, 1999
                           BASED ON TOTAL NET ASSETS

                    Company                      % of Total
                    Industry, Country            Net Assets

                    Total Fina                    1.9%
                    Energy, France

                    HSBC Holdings                 1.6%
                    Banking, Hong Kong

                    Nokia                         1.4%
                    Communications, Finland

                    BP Amoco                      1.4%
                    Energy, United Kingdom

                    Royal Dutch                   1.4%
                    Energy, Netherlands

                    AGF                           1.3%
                    Insurance, France

                    National Westminster Bank     1.3%
                    Banking, United Kingdom

                    Kon PTT                       1.3%
                    Insurance, Netherlands

                    Telefonica                    1.3%
                    Communications, Spain

                    Deutsche Telecom              1.3%
                    Communications, German




                       THE TWENTY-NINE YEAR PERFORMANCE OF
                       THE INTERNATIONAL EQUITY MARKET AND
                          ITS MAJOR REGIONAL COMPONENTS

--------------------------------------------------------------------------------------------------------

                                  THESE INDEX RETURNS ARE IN U.S. DOLLARS. FIVE-YEAR REGIONAL
MSCI INDICES Gross               PERFORMANCE SUCCESS IS NUMBERED FROM #1 (BEST) TO #5 (WORST).
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

PERIOD: Jan. 1, 1970                                                           PACIFIC       EMERGING
 to Oct. 31, 1999          INT'L        CANADA       EUROPE       JAPAN       EX JAPAN       MARKETS
                        --------------------------------------------------------------------------------
FIVE-YEAR
PERIOD RETURNS
--------------------------------------------------------------------------------------------------------
1970-1974                    3.3%       4.6% (#2)   -0.9% (#3)   16.0% (#1)   -6.2% (#4)      N/A
--------------------------------------------------------------------------------------------------------
1975-1979                   19.0%      17.9% (#4)   18.9% (#2)   18.8% (#3)   27.5% (#1)      N/A
--------------------------------------------------------------------------------------------------------
1980-1984                    9.5%       6.7% (#2)    6.1% (#3)   17.0% (#1)    4.1% (#4)      N/A
--------------------------------------------------------------------------------------------------------
1985-1989                   35.6%      16.9% (#5)   32.3% (#3)   41.4% (#2)   22.4% (#4)    65.8% (#1)
--------------------------------------------------------------------------------------------------------
1990-1994                    2.4%       0.1% (#4)    7.0% (#3)   -3.4% (#5)   15.3% (#1)     9.5% (#2)
--------------------------------------------------------------------------------------------------------
1995-1999 (10/31)            9.5%      16.9% (#2)   20.3% (#1)    0.1% (#4)    1.8% (#3)    -2.4% (#5)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
1970-1999                   12.7%      10.3%        13.4%        14.2%        10.2%           N/A
--------------------------------------------------------------------------------------------------------
1988-1999                    8.3%      10.2%        14.8%         1.3%        10.8%         12.1%
--------------------------------------------------------------------------------------------------------

The table above presents the performance of the international stock markets from January 1, 1970 to October 31, 1999. Returns are shown in a series of five-year periods, except for the current four-year plus period. The international returns are followed by those of the world's regions.

Regional performances are highlighted using ranks from #1 (best) to #5 (worst) to indicate the winners and losers in each five-year period. History shows regional returns are random in their timing, with no area holding a permanent monopoly on performance.

Note that the international market and its territories all have quite similar long-term records. But observe the international index has a more stable return pattern than any of its components. This is because regional bull and bear markets tend to offset one another.

The Fund's design reflects your manager's belief that shareholders will benefit from smoother international performance. A more stable portfolio encourages investors to stay the course in falling market environment. This promotes success in reaching long-term investment goals.

The MSCI developed country gross dividends return series is used for Europe, Canada, Japan and the Pacific less Japan. The MSCI emerging markets gross dividends return series starts on January 1, 1988. International returns reflect the MSCI World less US index util the MSCII All-Country less US index starts on January 1, 1988. World less US and All-Country World less US returns are linked across the 1970-1999 period.

---------------------------------------------------------

            THOMAS WHITE INTERNATIONAL FUND
                GEOGRAPHIC DISTRIBUTION
                  ON OCTOBER 31, 1999
             BASED ON LONG-TERM SECURITIES
--------------------------------------------------------
CONTINENTAL EUROPE                             41.2%
--------------------------------------------------------
UNITED KINGDOM                                 16.4%
--------------------------------------------------------
AFRICA & MIDDLE EAST                           0.8%
--------------------------------------------------------
CANADA                                         2.5%
--------------------------------------------------------
UNITED STATES                                  2.6%
--------------------------------------------------------
LATIN AMERICA                                  2.9%
--------------------------------------------------------
JAPAN                                          17.6%
--------------------------------------------------------
FAR EAST                                       7.2%
--------------------------------------------------------
AUSTRALIA & NEW ZEALAND                        4.1%
--------------------------------------------------------
DEVELOPED MARKETS                              95.3%
________________________________________________________
EMERGING MARKETS                               4.7%
                                             -----------
Total                                         100.0%



       Much of the Fund's gain this year came from a strong rebound in the Japanese stock market and its currency, the yen. Other sizable gains came from the Emerging Market regions of the Far East, Latin America, South Africa and Eastern Europe. While the UK market was strong, Continental Europe suffered from slow growing economies and a weak Euro currency.
       The International Fund (13.6% annualized) outperformed the average international fund (10.4%) and world fund (13.2%) since its inception in June of 1994 through October 31, 1999. This year the Fund's return lagged the averages since we raised our exposure in Japan later in the year than other managers. Our analysts were hesitant to anticipate improvements in Japan as corporate earnings were weak and valuations quite high. The second reason for our strong, but trailing returns was our value style. As in our American funds, we enjoyed excellent stock selection among technology companies, but this was offset by our lower industry exposure due to record high valuation levels.
       We are proud that the Fund has maintained a performance rank2 throughout the entire period of its rating eligibility. This indicates that the Fund has stayed in the top third of international funds in terms of its trailing five-year risk-adjusted performance. Morningstar also rates international funds by their investment risk. The Fund's Morningstar Risk3 of 0.49 places the Fund in the top 7% of all international funds. This indicates the Fund has had lower volatility and superior downside performance than comparable funds over the last five years.
       We recommend that you have a significant investment in our International Fund. Why? We believe that the corporate restructuring miracle that has driven the advance of the U.S. stock market since 1990 will be repeated in Europe and Japan over the coming decade.

PERFORMANCE AT A GLANCE

Pursuant to Rule 304(a) of Regulation S-T, the following table replaces a graph showing growth of an initial $10,000 investment, assuming all dividend and capital gain distributions reinvested, and various comparisons. The return since inception (June 28, 1994) was 97.12% for the Fund. The one year return for the Fund was 18.78%. The Fund's average total return since inception was 13.55%.


                             The International Fund
                                       vs
                        the MSCI and Morningstar Indices

                       June 28, 1994 to October 31, 1999



Date          Thomas White       Morningstar     MSCI AC       Morningstar      MSCI AC         MSCI World
            International Fund  Foreign Funds     Ex USA       World Funds       Index            Index

Jun 28, 1994    10,000.00       10,000.00       10,000.00       10,000.00       10,000.00       10,000.00
Jun 30, 1994    10,010.00       10,000.00       10,000.00       10,000.00       10,000.00       10,028.00
Jul 31, 1994    10,440.00       10,272.00       10,184.41       10,259.00       10,221.33       10,216.53
Aug 31, 1994    10,690.00       10,565.00       10,533.15       10,635.00       10,585.42       10,522.00
Sep 30, 1994    10,380.00       10,304.00       10,312.33       10,476.00       10,336.86       10,243.17
Oct 31, 1994    10,500.00       10,494.00       10,556.50       10,624.00       10,601.78       10,532.02
Nov 30, 1994    10,130.00       9,979.00        10,054.01       10,136.00       10,141.36       10,072.83
Dec 31, 1994    10,067.11       9,884.00        9,557.29        10,066.00       9,969.66        10,167.51
Jan 31, 1995    9,966.24        9,419.00        9,557.29        9,739.00        9,969.66        10,012.46
Feb 28, 1995    10,258.77       9,431.00        9,504.36        9,891.00        10,076.14       10,155.63
Mar 31, 1995    10,531.13       9,741.00        10,034.01       10,130.00       10,537.67       10,643.10
Apr 30, 1995    10,803.48       10,050.00       10,391.20       10,447.00       10,920.94       11,011.36
May 31, 1995    11,035.49       10,139.00       10,335.09       10,659.00       11,041.51       11,102.75
Jun 30, 1995    11,106.10       10,148.00       10,191.36       10,865.00       11,043.95       11,097.20
Jul 31, 1995    11,549.94       10,681.00       10,746.69       11,469.00       11,578.29       11,649.94
Aug 31, 1995    11,388.55       10,488.00       10,364.35       11,357.00       11,324.79       11,387.81
Sep 30, 1995    11,570.12       10,644.00       10,555.72       11,572.00       11,636.36       11,716.92
Oct 31, 1995    11,408.72       10,435.00       10,275.30       11,325.00       11,441.87       11,529.45
Nov 30, 1995    11,620.55       10,532.00       10,490.30       11,498.00       11,801.79       11,927.22
Dec 31, 1995    11,982.92       10,840.00       10,898.89       11,723.00       12,157.17       12,273.11
Jan 31, 1996    12,357.39       11,098.00       11,020.46       12,022.00       12,427.42       12,492.79
Feb 29, 1996    12,432.28       11,152.00       11,022.23       12,204.00       12,479.16       12,566.50
Mar 31, 1996    12,507.17       11,334.00       11,236.46       12,413.00       12,671.27       12,772.59
Apr 30, 1996    12,838.84       11,696.00       11,635.98       12,873.00       12,980.67       13,070.19
May 31, 1996    12,913.74       11,685.00       11,441.56       13,031.00       12,994.09       13,079.34
Jun 30, 1996    12,903.04       11,761.00       11,509.02       12,995.00       13,065.36       13,143.43
Jul 31, 1996    12,475.08       11,328.00       11,114.33       12,396.00       12,577.38       12,676.84
Aug 31, 1996    12,710.46       11,459.00       11,177.92       12,700.00       12,732.50       12,820.09
Sep 30, 1996    13,020.73       11,698.00       11,452.80       13,066.00       13,202.67       13,318.79
Oct 31, 1996    13,191.91       11,635.00       11,334.58       13,035.00       13,255.47       13,409.13
Nov 30, 1996    13,898.05       12,123.00       11,764.65       13,599.00       13,964.12       14,157.36
Dec 31, 1996    13,960.43       12,164.00       11,623.00       13,616.00       13,761.86       13,928.01
Jan 31, 1997    14,018.17       12,175.00       11,418.49       13,910.00       13,992.73       14,093.75
Feb 28, 1997    14,145.19       12,349.00       11,633.09       13,951.00       14,183.51       14,253.01
Mar 31, 1997    13,937.34       12,373.00       11,613.34       13,706.00       13,899.79       13,967.95
Apr 30, 1997    14,052.81       12,390.00       11,719.14       13,829.00       14,346.23       14,421.91
May 31, 1997    14,907.30       13,107.00       12,427.14       14,708.00       15,202.23       15,220.31
Jun 30, 1997    15,357.63       13,702.00       13,120.08       15,329.00       15,980.15       15,976.76
Jul 31, 1997    15,946.53       14,067.00       13,389.21       16,029.00       16,702.71       16,710.74
Aug 31, 1997    15,115.14       13,111.00       12,365.42       15,220.00       15,530.82       15,590.28
Sep 30, 1997    16,073.55       13,893.00       12,990.30       16,095.00       16,359.09       16,434.50
Oct 31, 1997    15,276.80       12,880.00       11,848.08       15,075.00       15,385.02       15,567.58
Nov 30, 1997    15,426.92       12,738.00       11,696.79       15,053.00       15,620.39       15,840.01
Dec 31, 1997    15,594.27       12,814.00       11,821.88       15,192.00       15,825.47       16,030.41
Jan 31, 1998    15,838.69       13,114.00       12,172.70       15,317.00       16,172.05       16,474.48
Feb 28, 1998    16,853.05       13,994.00       13,001.05       16,408.00       17,289.54       17,586.51
Mar 31, 1998    17,794.09       14,732.00       13,440.57       17,235.00       18,019.16       18,326.42
Apr 30, 1998    17,745.20       14,695.00       13,523.39       17,490.00       18,177.73       18,502.76
May 31, 1998    17,598.55       15,006.00       13,261.23       17,269.00       17,821.44       18,268.11
Jun 30, 1998    17,610.77       14,856.00       13,202.49       17,251.00       18,133.32       18,699.24
Jul 31, 1998    17,720.76       15,055.00       13,329.56       17,140.00       18,140.57       18,665.58
Aug 31, 1998    15,398.73       12,914.00       11,444.25       14,495.00       15,595.45       16,173.73
Sep 30, 1998    15,435.39       12,445.00       11,209.09       14,526.00       15,907.36       16,457.00
Oct 31, 1998    16,596.41       13,337.00       12,382.57       15,461.00       17,360.49       17,941.88
Nov 30, 1998    17,415.23       14,009.00       13,045.70       16,284.00       18,412.89       19,006.06
Dec 31, 1998    18,173.73       14,438.00       13,487.39       17,024.00       19,261.35       19,932.42


Jan 31, 1999    18,213.18       14,575.00       13,473.47       17,349.00       19,652.36       20,365.98
Feb 28, 1999    17,779.22       14,237.00       13,187.48       16,790.00       19,170.88       19,821.32
Mar 31, 1999    18,029.08       14,728.00       13,837.63       17,371.00       20,043.15       20,643.71
Apr 30, 1999    18,883.85       15,456.00       14,545.29       18,225.00       20,921.04       21,454.62
May 31, 1999    18,200.68       14,850.00       13,885.64       17,750.00       20,197.17       20,667.75
Jun 30, 1999    19,001.03       15,670.00       14,557.84       18,741.00       21,227.23       21,628.83
Jul 31, 1999    19,297.46       16,106.00       14,867.70       18,813.00       21,124.28       21,561.78
Aug 31, 1999    19,312.28       16,267.00       14,953.04       18,760.00       21,124.28       21,519.95
Sep 30, 1999    19,030.67       16,365.00       15,032.29       18,617.00       20,884.52       21,309.05
Oct 31, 1999    19,712.46       16,973.00       15,600.51       19,370.00       21,946.08       22,412.86

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks. The return since inception was 97.1% for the Fund, 69.7% for the Morningstar Foreign Fund index, 56.0% for the MSCI All Country World ex US, 93.7% for the Morningstar World Funds Index, and 119.5% for the MSCI All Country Index. The one-year return for the Fund was 18.8%. The Fund's average annual total return since inception was 13.6%. The MSCI Indices are gross dividends. The Morningstar Indices are from July 1, 1994.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.




                    The International Fund vs its Benchmarks

--------------------------------------------------------------------------------------------------------

                                     Thomas      Morningstar      MSCI       Morningstar      MSCI
                                      White        Foreign     All Country      World          All
Relative Performance                  Int'l         Stock         World         Stock        Country
October 31, 1999                      Fund          Funds         ex US         Funds         World
--------------------------------------------------------------------------------------------------------
One Year                             18.78%        27.27%        25.99%        25.28%        21.41%
--------------------------------------------------------------------------------------------------------
Three Years                          14.33%        13.41%        11.24%        14.11%        18.35%
--------------------------------------------------------------------------------------------------------
                                     13.55%        10.43%         8.68%        13.20%        15.85%
Average Annual Return
Since Inception (June 28, 1994)
--------------------------------------------------------------------------------------------------------

Cumulative Total Return              97.12%        69.73%        56.01%        93.70%        119.46%
Since Inception (June 28, 1994)

--------------------------------------------------------------------------------------------------------
Morningstar World Stock category represents 277 world stock mutual funds. This series starts July 1,
1994.  MSCI All Country World is a compilation of the market indices for 47 developed and emerging market countries.  Morningstar Foreign Stock category representing 658 foreign diversified mutual funds.  The MSCI All Country World ex US represents the same countries as the All Country Index except it does not include the U.S.  All indices are unmanaged and returns assume the reinvestment of dividends.  The International Fund also assumes the reinvestment of dividends and capital gains distributions.
--------------------------------------------------------------------------------------------------------

       The Thomas White International Fund is designed to benefit from the positive changes occurring in the world.


These forty-six countries are home to over 1,700 companies that meet the Fund's quality standards. Each shareholder, is a partial owner of 170 of the most undervalued of these firms. International Fund Shareholders are at the very epicenter of what is driving change in today's world: An unprecedented explosion of highly beneficial global undervalued of these firms.

International Fund Shareholders are at the very epicenter of what is driving change in today's world: An unprecedented explosion of highly beneficial globalb capitalism. capitalism.



DEVELOPED MARKETS        PACIFIC             LATIN AMERICA
EUROPE                      Australia             Argentina
  Austria                   Hong Kong             Brazil
  Belgium                   Japan                 Chile
  Denmark                   New Zealand           Colombia
  Finland                   Singapore             Mexico
  France                                          Peru
  German                 EMERGING MARKETS         Venezuela
  Ireland                GREATER EUROPE
  Italy                     Czech Republic    INDIAN SUBCONTINENT
  Netherlands               Greece                India
  Norway                    Hungary               Pakistan
  Spain                     Poland                Sri Lanka
  Sweden                    Portugal
  Switzerland               Russia            FAR EAST
  United Kingdon            Turkey                China
                                                  Indonesia
NORTH AMERICA            MIDDLE EAST              Korea
   Canada                    Israel               Malaysia
                                                  Philippines
                         AFRICA                   Taiwan
                             South Africa         Thailand

The Fund takes full advantage of the extensive resources of the Global Capital Institute. This investment research organization is owned by Thomas White
International, the Fund's manager. The Institute's professionals perform on-going valuation-based security analysis of companies in forty-six countries. Its monthly equity valuation publications are produced for clients who are asset management organizations located around the world.

DISTRIBUTIONS

       An interim long-term capital gains distribution was declared on May 3, 1999. This was due to the strong performance of the Fund's U.S. holdings and was done to allow shareholders to effectively plan their 1999 taxes. Management anticipates that in most future years, the Fund will only declare capital gain distributions annually in December.


                   DISTRIBUTIONS

                         May Interim     December
                            1999*          1999

Ordinary Income           $  -------   $    0.0730

Short-Term Capital Gain   $  -------   $    0.0335

Long-Term Capital Gain    $   1.6304   $    0.8211
                          -   ------        ------

Total Per Share           $   1.6304   $    0.9276
                          =   ======   =    ======



       2) Past performance is not a prediction or guarantee of future results. The investment return and principal value of an investment will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Data is the most recently available from Morningstar Principia (11/30/99). Morningstar proprietary rankings reflect historical risk-adjusted performance. The rankings are subject to change every month. Morningstar rankings are calculated from the funds' three-, five-, and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The Fund received 4 stars for the three year period. 10% of the funds in a category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and 10% receive 1 star. The fund was rated among 1073 and 621international equity funds for the 3 and 5 year periods, respectively.

       3)Morningstar Risk: Listed for three, five, and ten years, a statistic that evaluates the fund's downside volatility relative to that of others in its broad asset class. To calculate the Morningstar Risk score, they plot the fund's monthly returns in relation to T-bill returns. They add up the amounts by which the fund fell short of the Treasury Bill's return and divide the result by the total number of months in the rating period. This number is then compared with those of other funds in the same broad asset class. The resulting risk score expresses how risky the fund is, relative to the average fund in its asset class. The average risk score for the fund's asset class is set equal to 1.00; thus a Morningstar risk score of 1.35 for a taxable-bond fund reveals that the fund has been 35% riskier than the average taxable-bond fund for the period considered. The four broad asset classes are domestic stock, international stock, taxable bond, and municipal bond. Data is the most recently available from Morningstar Principia (11/30/99). The International Fund's Morningstar Risk ranked 43 out of 621 international equity funds with a minimum of a five-year record. This past rank is not predictive of future results which may vary due to, among other things, the Fund's recent change of focus to emphasize primarily non-U.S. issuers.


THOMAS WHITE AMERICAN GROWTH FUND
Investment Portfolio                               October 31, 1999
---------------------------------------------------------------------------------------------------------------------

Industry
Issue                                                                                              Shares        Value
-----------------------------------------------------------------------------------------------------------------------

Common Stocks (99.3%)
-----------------------------------

Aerospace (0.7%)
General Dynamics Corporation                                                                        1,700      $94,244
Northrop Grumman                                                                                      900       49,387
Raytheon Co.                                                                                          300        8,737
                                                                                                          -------------
                                                                                                               152,368
Banking (8.7%)
AmSouth Bancorporation                                                                                750       19,312
Bancwest Corp                                                                                       3,900      163,069
Bank of America                                                                                     2,900      186,687
Chase Manhattan Corporation                                                                         4,700      410,662
Comerica Inc.                                                                                       5,000      297,187
First Union Corporation                                                                               300       12,806
Fleet Boston Corporation.                                                                           4,400      191,950
KeyCorp                                                                                               300        8,381
M&T Bank Corporation                                                                                  300      148,650
Mellon Bank Corporation                                                                               800       29,550
PNC Bank Corporation                                                                                  800       47,700
Republic NY Corporation                                                                             2,700      170,606
UnionBanCal Corporation                                                                             5,100      221,531
Wachovia Corporation                                                                                  300       25,875
                                                                                                          -------------
                                                                                                             1,933,966

Building (0.4%)
Vulcan Materials Co.                                                                                2,200       90,887

Capital Goods (0.7%)
Caterpillar Inc.                                                                                    2,600      143,650

Chemicals (2.1%)
Dow Chemical Co.                                                                                    1,000      118,250
IMC Global Inc.                                                                                     2,200       28,050
PPG Industries, Inc.                                                                                2,100      127,312
Union Carbide Coproration                                                                           3,100      189,100
                                                                                                          -------------
                                                                                                               462,712

Communications (8.2%)
AT&T                                                                                                8,200      383,350
Bell Atlantic Corporation                                                                           9,300      603,919
Cincinnati Bell Inc.                                                                                3,800       79,087
Global Crossing                                                                                     1,025       35,491
GTE Corporation                                                                                     1,200       90,000
Telephone & Data Systems, Inc.                                                                      1,200      138,300
U S WEST, Inc.                                                                                      7,900      482,394
                                                                                                          -------------
                                                                                                             1,812,541

Consumer Durables (1.8%)
Dana Corporation                                                                                    1,800       53,212
Ford Motor Co.                                                                                      4,600      252,425
Goodyear Tire & Rubber Co.                                                                          1,800       74,362
Maytag Corporation                                                                                    300       12,019
                                                                                                          -------------
                                                                                                               392,018

Consumer Retail (5.4%)
Best Buy Co., Inc.                                                                                  3,600      200,025
Dayton Hudson                                                                                       2,600      168,025
Federated Department Stores, Inc.*                                                                    500       21,344
The Gap, Inc.                                                                                       4,350      161,494
Intimate Brands, Inc.                                                                                 735       30,135
Liz Claiborne                                                                                       3,700      148,000
Lowe's Companies, Inc.                                                                                600       33,000
TJX Companies, Inc.                                                                                 5,900      160,037
VF Corporation                                                                                        400       12,025
Wal-Mart Stores, Inc.                                                                               4,800      272,100
                                                                                                          -------------
                                                                                                             1,206,185

Consumer Staples (7.1%)
Albertson's, Inc.                                                                                     300       10,894
Clorox Co.                                                                                          3,800      155,563
ConAgra, Inc.                                                                                       7,100      185,044
CVS Corporation                                                                                     4,300      186,781
H.J. Heinz Co.                                                                                      5,400      257,850
Kroger Co.                                                                                          5,200      108,225
Phillip Morris Companies Inc.                                                                       4,900      123,419
Quaker Oats Co.                                                                                       400       28,000
Safeway Inc.*                                                                                         300       10,594
Sara Lee Corporation                                                                                8,100      219,206
SUPERVALU Inc.                                                                                      5,700      119,700
Walgreen Co.                                                                                        6,400      161,200
                                                                                                          -------------
                                                                                                             1,566,476

Energy (6.7%)
Ashland Inc.                                                                                        1,600       52,800
Chevron Corporation                                                                                 2,200      200,888
Coastal Corporation                                                                                 1,800       75,825
Conoco Inc. Class A                                                                                   500       13,719
Consolidated Natural Gas Co.                                                                          300       19,200
Enron Corporation                                                                                   6,800      271,575
Exxon Corporation                                                                                     600       44,438
Nicor Inc.                                                                                          3,200      124,000
Phillips Petroleum Co.                                                                              2,800      130,200
Royal Dutch Petroleum Co.                                                                           4,400      263,725
Schlumberger                                                                                          300       18,169
Texaco Inc.                                                                                           300       18,413
USX-Marathon                                                                                        8,200      238,825
                                                                                                          -------------
                                                                                                             1,471,777

Financial Diversified (7.4%)
American Express Co.                                                                                  200       30,800
Berkshire Hathaway Class B*                                                                           150      313,500
Capital One Financial Corporation                                                                   3,600      190,800
Citigroup Inc.                                                                                      3,750      202,969

Fannie Mae                                                                                          2,500      176,875
Freddie Mac                                                                                         2,900      156,781
Lehman Brothers Holdings Inc.                                                                       1,200       88,425
MBNA Corporation                                                                                    6,500      179,563
Morgan Stanley Dean Witter & Co.                                                                    2,100      231,656
T. Rowe Price Associates, Inc.                                                                      1,800       63,900
                                                                                                          -------------
                                                                                                              1,635,269

Health Care (11.0%)
Abbott Laboratories                                                                                10,200      411,825
Amgen Inc.*                                                                                         7,800      622,050
Biogen Inc.                                                                                         1,300       96,363
Bristol-Myers Squibb Co.                                                                            6,400      491,600
Cardinal Health, Inc.                                                                               2,700      116,438
Cigna Corporation                                                                                     600       44,850
Eli Lilly and Co.                                                                                     200       13,775
HEALTHSOUTH Corp.*                                                                                    600        3,450
Mallinckrodt Inc.                                                                                   1,800       61,088
McKesson HBOC, Inc.                                                                                   200        4,013
Merck & Co., Inc.                                                                                   6,700      533,069
PacifiCare Health Systems, Inc.                                                                       900       27,606
                                                                                                          -------------
                                                                                                             2,426,127

Industrial (9.3%)
AlliedSignal Inc.                                                                                     600       34,162
Cooper Industries, Inc.                                                                             1,000       43,063
Eastman Kodak Co.                                                                                   3,700      255,069
Emerson Electric Co.                                                                                4,400      264,275
General Electric Co.                                                                                3,400      460,913
Hubbell Inc. Cl B                                                                                   1,100       30,456
Illinois Tool Works Inc.                                                                            4,200      307,650
Johnson Controls, Inc.                                                                                700       42,525
National Service Industries, Inc.                                                                   1,700       54,825
Pentair, inc.                                                                                       1,500       56,437
Rockwell International Corporation                                                                  2,700      130,781
Textron Inc.                                                                                        1,000       77,187
Thomas & Betts Corporation                                                                          1,300       58,338
TRW Inc.                                                                                            5,400      231,525
                                                                                                          -------------
                                                                                                             2,047,206

Insurance (4.2%)
Ace Limited                                                                                           800       15,550
Allstate Corporation                                                                                5,300      152,375
American International Group, Inc.                                                                  2,750      283,078
American National Insurance Co.                                                                     1,800      123,300
AXA Financial, Inc.                                                                                 2,800       89,775
Conseco, Inc.                                                                                       6,300      153,169
MBIA Inc.                                                                                             400       22,825
XL Capital Ltd.                                                                                     1,700       91,269
                                                                                                          -------------
                                                                                                               931,341



Metals (0.3%)
Alcoa Inc.                                                                                          1,100       66,825

Paper & Forest Products (0.5%)
Weyerhaeuser Co.                                                                                    1,000       59,687
Georgia-Pacific Group                                                                               1,200       47,625
                                                                                                          -------------
                                                                                                               107,312

Services (7.7%)
Black & Decker Corporation                                                                          1,800       77,400
Cox Communications, Inc.*                                                                             200        9,088
Darden Restaurants, Inc.                                                                            4,400       83,875
Gannett Co., Inc.                                                                                   2,500      192,812
Genuine Parts Company                                                                               3,200       83,400
Knight Ridder                                                                                       1,500       95,250
Marriott International, Inc.                                                                          700       23,581
Mattel, Inc.                                                                                        3,400       45,475
New York Times Co.                                                                                  2,200       88,550
Royal Caribbean Cruises Ltd.                                                                        2,400      127,350
SABRE Group Holdings, Inc.*                                                                           600       26,662
Time Warner Inc.                                                                                    3,000      209,063
Times Mirror Co.                                                                                    1,900      137,037
TRICON Global Restaurants, Inc.*                                                                    3,500      140,656
Viacom Inc. Class B*                                                                                4,900      219,275
Xerox Corporation                                                                                   5,200      145,600
                                                                                                          -------------
                                                                                                             1,705,074

Technology (13.0%)
Adobe Systems Inc.*                                                                                 3,200      223,800
Apple Computer, Inc.*                                                                               1,200       96,150
Conexant Systems, Inc.*                                                                               200       18,675
EMC Corporation*                                                                                    4,800      350,400
Intel Corporation                                                                                   2,900      224,569
International Business Machines Corporation                                                         2,700      265,613
Lexmark International Group, Inc.*                                                                    800       62,450
Lucent Technologies Inc.                                                                            4,400      282,700
Microsoft Corporation*                                                                              3,400      314,713
Motorola, Inc.                                                                                      1,900      185,131
Novell, Inc.*                                                                                       2,400       48,150
Oracle Corporation*                                                                                   400       19,025
QUALCOMM Inc.*                                                                                        600      133,650
Tellabs, Inc.                                                                                       4,600      290,950
Texas Instruments Inc.                                                                              1,000       89,750
Unisys Corporation*                                                                                 7,600      184,300
Xilinx Inc.*                                                                                        1,100       86,488
                                                                                                          -------------
                                                                                                             2,876,514

Transportation (0.7%)
Burlington Northern Santa Fe Corporation                                                              500       15,938
Union Pacific Corporation                                                                           2,600      144,950
                                                                                                          -------------
                                                                                                               160,888


Utilities (3.4%)
Carolina Power &Light Co.                                                                             800       27,600
DTE Energy Co.                                                                                        700      126,112
Edison International                                                                                1,000      106,650
Entergy Corporation                                                                                 5,000      149,687
Florida Progress Corporation                                                                        1,400       64,137
FPL Group, Inc.                                                                                     2,700      135,844
PG&E Corporation                                                                                    2,800       64,225
Public Service Enterprise Group Inc.                                                                2,000       79,125
                                                                                                          -------------
                                                                                                               753,380


                                                                                                          -------------
                                                Total Common Stocks                (Cost $21,701,684)       21,942,516

-----------------------------------------------------------------------------------------------------------------------

Short-Term Obligations (0.8%)
                                                                                                Principal
                                                                                                   Amount
Firstar Bank USA Variable Demand Note  5.08%, due 12/12/99                                       $125,924      125,924
Wisconsin Corp Central Credit Union Variable
Demand Note   5.08%, due 4/1/00                                                                    59,393       59,393
                                                                                                          -------------
                                                Total Short-Term Obligations       (Cost $185,317)             185,317

-----------------------------------------------------------------------------------------------------------------------
Total Investments:                              100.1%                             (Cost $21,887,001)       22,127,833
Other Assets, Less Liabilities:                  (0.1)%                                                       (13,605)
                                                ---------
                                                                                                          =============
Total Net Assets:                               100.0%                                                     $22,114,228
                                                ======
                                                                                                          =============


*  Non-Income Producing Securities

See Notes to Financial Statements.

THOMAS WHITE AMERICAN OPPORTUNITIES FUND
Investment Portfolio                               October 31, 1999
--------------------------------------------------------------------------------------------------------------------------------

Industry
Issue                                                                                                        Shares        Value
---------------------------------------------------------------------------------------------------------------------------------

Common Stocks (99.5%)
---------------------------------------------------

Aerospace (0.2%)
General Dynamics Corporation                                                                                    300      $16,631

Banking (11.0%)
AmSouth Bancorporation                                                                                        2,250       57,938
BancWest Corporation                                                                                          1,800       75,263
Chase Manhattan Corporation                                                                                     900       78,637
Comerica Inc.                                                                                                 1,100       65,381
Community First Bankshares, Inc.                                                                              1,900       36,159
Cullen/Frost Bankers, Inc.                                                                                    1,600       46,200
FirstMerit Corporation                                                                                        1,500       39,656
Fleet Boston Corporation                                                                                      1,700       74,163
Hibernia Corporation                                                                                          4,600       65,263
Imperial Bancorp*                                                                                             2,500       62,031
M&T Bank Corporation                                                                                            150       74,325
Mellon Bank Corporation                                                                                       2,200       81,262
National City Corporation                                                                                     2,200       64,900
North Fork Bancorporation, Inc.                                                                               2,000       41,375
SouthTrust Corporation                                                                                        2,000       80,000
UnionBanCal Corporation                                                                                       2,300       99,906
Wachovia Corporation                                                                                            600       51,750
                                                                                                                    -------------
                                                                                                                       1,094,209

Building (0.4%)
USG Corporation                                                                                                 400       19,825
Vulcan Materials Co.                                                                                            600       24,787
                                                                                                                    -------------
                                                                                                                          44,612

Capital Goods (3.3%)
Briggs & Stratton Corporation                                                                                   600       35,062
Caterpillar Inc.                                                                                                800       44,200
Donaldson Company, Inc.                                                                                       1,700       39,525
Graco Inc.                                                                                                    1,500       50,250
Kaydon Corporation                                                                                            1,200       29,775
Lincoln Electric Holdings, Inc.                                                                               1,500       33,562
Manitowoc Company, Inc.                                                                                       1,200       35,850
Tennant Co.                                                                                                     900       29,700
York International Corporation                                                                                1,300       30,631
                                                                                                                    -------------
                                                                                                                         328,555

Chemicals (3.0%)
BF Goodrich Co.                                                                                               1,200       28,425
CK Witco Corporation                                                                                          1,600       15,000
Cytec Industries Inc.*                                                                                        1,000       25,812
Dow Chemical Co.                                                                                                300       35,475
Ferro Corporation                                                                                             1,200       24,450
IMC Global Inc.                                                                                               1,400       17,850
OMNOVA Solutions Inc.                                                                                         2,200       15,400
PPG Industries, Inc.                                                                                            800       48,500
Solutia Inc.                                                                                                  1,400       24,062
Union Carbide Corporation                                                                                       500       30,500
W.R. Grace & Co.*                                                                                             2,100       31,369
                                                                                                                    -------------
                                                                                                                         296,843

Communications (5.0%)
Bell Atlantic                                                                                                   700       45,456
Cincinnati Bell Inc.                                                                                          4,300       89,494
Global Crossing                                                                                               4,715      163,257
GTE Corporation                                                                                               1,400      105,000
U S WEST, Inc.                                                                                                1,500       91,594
                                                                                                                    -------------
                                                                                                                         494,801

Consumer Durables (2.0%)
Arvin Industries, Inc.                                                                                          600       17,100
Dana Corporation                                                                                                500       14,781
Fleetwood Enterprises, Inc.                                                                                     700       15,269
Ford Motor Co.                                                                                                  400       21,950
Gentex Corporation*                                                                                           1,700       29,219
Goodyear Tire & Rubber Co.                                                                                      400       16,525
Maytag Corporation                                                                                              400       16,025
Meritor Automotive, Inc.                                                                                      1,400       23,713
Navistar International Corporation*                                                                             500       20,844
PACCAR Inc.                                                                                                     500       23,562
                                                                                                                    -------------
                                                                                                                         198,988
Consumer Retail (5.5%)
American Eagle Outfitters, Inc.                                                                               1,000       42,812
AnnTaylor Stores Corporation                                                                                    900       38,306
Dayton Hudson Corporation                                                                                     1,000       64,625
Intimate Brands, Inc.                                                                                         1,470       60,270
Liz Claiborne, Inc.                                                                                           1,900       76,000
Ross Stores, Inc.                                                                                             2,600       53,625
Talbots, Inc.                                                                                                 1,200       56,475
VF Corporation                                                                                                1,300       39,081
Wal-Mart Stores, Inc.                                                                                         1,400       79,363
Zale Corporation*                                                                                               900       37,687
                                                                                                                    -------------
                                                                                                                         548,244

Consumer Staples (6.9%)
Alberto-Culver Co. CL A                                                                                       2,700       54,000
Brown Forman Corporation                                                                                        900       60,750
Canandaigua Brands, Inc.*                                                                                     1,000       60,500
ConAgra, Inc.                                                                                                 2,000       52,125
CVS Corporation                                                                                               1,300       56,469
Hannaford Bros. Co.                                                                                           1,100       77,069
Helen of Troy Limited*                                                                                        2,800       25,025
IBP, Inc.                                                                                                     3,000       71,812
Kroger Co.                                                                                                    2,000       41,625
Longs Drug Stores Corporation                                                                                 1,700       46,325
Phillip Morris Companies Inc.                                                                                 1,300       32,744
SUPERVALU Inc.                                                                                                2,500       52,500
UST Inc.                                                                                                      1,900       52,606
                                                                                                                    -------------
                                                                                                                         683,550

Energy (6.9%)
Ashland Inc.                                                                                                  1,500       49,500
Atmos Energy Corporation                                                                                        800       18,150
Coastal Corporation                                                                                           1,800       75,825
Columbia Energy Group                                                                                         1,200       78,000
Energen Corporation                                                                                             900       16,650
Exxon Corporation                                                                                               900       66,656
Mitchell Energy/Dev'b'                                                                                        3,000       71,437
Phillips Petroleum Co.                                                                                        1,500       69,750
Questar Corporation                                                                                           4,600       82,800
Royal Dutch Petroleum Co.                                                                                     1,300       77,919
Tosco Corporation                                                                                             3,000       75,937
                                                                                                                    -------------
                                                                                                                         682,624

Financial Diversified (4.0%)
A.G. Edwards, Inc.                                                                                              700       21,044
AMCORE Financial, Inc.                                                                                        1,600       37,800
Berkshire Hathaway Class B*                                                                                      15       31,350
Capital One Financial Corporation                                                                               900       47,700
Citigroup Inc.                                                                                                  900       48,712
Countrywide Credit Industries, Inc.                                                                             900       30,544
Fannie Mae                                                                                                      500       35,375
Freddie Mac                                                                                                     600       32,437
John Nuveen Co.                                                                                                 900       32,175
Morgan Stanley Dean Witter & Co.                                                                                400       44,125
T. Rowe Price Associates, Inc.                                                                                1,100       39,050
                                                                                                                    -------------
                                                                                                                         400,312

Forest & Paper (0.7%)
Mead Corporation                                                                                                800       28,800
Wausau-Mosinee Paper Corporation                                                                              1,500       18,937
Weyerhaeuser Co.                                                                                                400       23,875
                                                                                                                    -------------
                                                                                                                          71,612

Health Care (7.7%)
Abbott Laboratories                                                                                           1,400       56,525
Allergan, Inc.                                                                                                  500       53,687
Amgen Inc.*                                                                                                   1,000       79,750
Arrow International, Inc.                                                                                     1,900       51,537
Biogen, Inc.*                                                                                                 1,200       88,950
Bristol-Myers Squibb Co.                                                                                        900       69,131
CIGNA Corporation                                                                                               500       37,375
DENTSPLY International Inc.                                                                                   1,500       34,781
Dura Pharmaceuticals, Inc.                                                                                    3,400       43,456
First Health Group Corporation                                                                                  500       11,625
HEALTHSOUTH Corporation*                                                                                      4,500       25,875
Humana Inc.*                                                                                                  2,000       13,750
Merck & Co., Inc.                                                                                               800       63,650
Mylan Laboratories Inc.                                                                                       2,300       41,256
Orthodontic Centers of America, Inc.*                                                                         2,300       31,625
PacifiCare Health Systems, Inc.*                                                                                500       19,719
Tenet Healthcare Corporation*                                                                                 2,000       38,875
                                                                                                                    -------------
                                                                                                                         761,567

Industrial (11.6%)
AlliedSignal Inc.                                                                                               900       51,244
AptarGroup, Inc.                                                                                              1,400       37,625
Baldor Electric Co.                                                                                           1,900       36,931
C&D Technologies, Inc.                                                                                        1,500       48,188
CLARCOR Inc.                                                                                                  2,200       37,538
Cooper Industries, Inc.                                                                                       1,000       43,063
Crane Co.                                                                                                     1,600       32,700
Dionex Corporation*                                                                                           1,000       44,438
Eastman Kodak Co.                                                                                               700       48,256
GATX Corporation                                                                                              1,000       33,187
GenCorp Inc.                                                                                                  2,200       25,025
General Electric Co.                                                                                            400       54,225
Harris Corporation                                                                                            1,400       31,413
Hillenbrand Industries, Inc.                                                                                  1,000       33,125
Illinois Tool Works Inc.                                                                                        800       58,600
Johnson Controls, Inc.                                                                                          700       42,525
Littelfuse, Inc.*                                                                                             2,100       46,725
Myers Industries, Inc.                                                                                        2,200       30,938
National Service Industries, Inc.                                                                             1,000       32,250
Pentair, Inc.                                                                                                 1,200       45,150
Plantronics, Inc.*                                                                                              600       35,138
Plexus Corporation*                                                                                           1,100       29,150
Rockwell International Corporation                                                                            1,000       48,437
Thomas & Betts Corporation                                                                                    1,100       49,362
Timken Co.                                                                                                    1,700       30,494
Trinity Industries, Inc.                                                                                      1,400       41,738
TRW Inc.                                                                                                        900       38,587
W.W. Grainger, Inc.                                                                                           1,500       63,563
                                                                                                                    -------------
                                                                                                                       1,149,615

Insurance (3.6%)
Allstate Corporation                                                                                          1,100       31,625
Ambac Financial Group, Inc.                                                                                     700       41,825
American Financial Group, Inc.                                                                                1,100       32,588
American International Group, Inc.                                                                            37500       38,602
American National Insurance Co.                                                                                 400       27,400
Arthur J. Gallagher & Co.                                                                                       500       25,875
Conseco, Inc.                                                                                                 1,200       29,175
Everest Reinsurance Holdings, Inc.                                                                            1,100       28,325
Fidelity National Financial, Inc.                                                                               900       14,119
HCC Insurance Holdings, Inc.                                                                                  1,000       11,250
LandAmerica Financial Group, Inc.                                                                               500        9,281
Lincoln National Corporation                                                                                  1,000       46,125
Old Republic International Corporation                                                                        1,900       26,006
                                                                                                                    -------------
                                                                                                                         362,196

Metals (0.4%)
Alcoa Inc.                                                                                                      600       36,450

Services (10.6%)
Black & Decker Corporation                                                                                    1,400       60,200
Bob Evans Farms, Inc.                                                                                         1,700       23,375
Brinker International, Inc.*                                                                                  1,400       32,638
Consolidated Graphics, Inc.*                                                                                    700       14,000
Cox Communications, Inc.                                                                                        184        8,361
Deluxe Corporation                                                                                            2,000       56,500
Diebold, Inc.                                                                                                 2,400       63,000
Grey Advertising Inc.                                                                                           100       36,100
Knight Ridder                                                                                                 1,300       82,550
Marriott International, Inc.                                                                                  1,900       64,006
Pre-Paid Legal Services, Inc.*                                                                                1,400       33,950
Royal Caribbean Cruises Ltd.                                                                                  2,000      106,125
SABRE Group Holdings, Inc.*                                                                                   1,700       75,544
Time Warner Inc.                                                                                                500       34,844
Times Mirror Co.                                                                                              1,200       86,550
TRICON Global Restaurants, Inc.*                                                                              1,100       44,206
True North Communications Inc.                                                                                1,600       64,500
United Stationers Inc.                                                                                        2,200       56,100
Valassis Communications, Inc.*                                                                                1,050       45,150
Viacom Inc. Class B*                                                                                            600       26,850
Xerox Corporation                                                                                             1,200       33,600
                                                                                                                    -------------
                                                                                                                       1,048,149

Technology (13.0%)
Adaptec, Inc.*                                                                                                1,900       85,500
Adobe Systems Inc.                                                                                            1,600      111,900
Apple Computer, Inc.*                                                                                         1,400      112,175
Comverse Technology, Inc.*                                                                                      900      102,150
EMC Corporation*                                                                                              1,000       73,000
Intel Corporation                                                                                               800       61,950
International Business Machines Corporation                                                                     600       59,025
Lexmark International Group, Inc.*                                                                            1,000       78,063
Linear Technology Corporation                                                                                   900       62,944
Microchip Technology Inc.*                                                                                    1,400       93,275
Microsoft Corporation*                                                                                          600       55,538
Oracle Corporation*                                                                                           1,400       66,588
QUALCOMM Inc.*                                                                                                  250       55,688
Siebel Systems, Inc.*                                                                                         1,200      131,775
Symantec Corporation*                                                                                         2,000       95,500
Unisys Corporation*                                                                                           1,700       41,225
                                                                                                                    -------------
                                                                                                                       1,286,296

Transportation (0.4%)
Burlington Northern Santa Fe Corporation                                                                        600       19,125
Union Pacific Corporation                                                                                       400       22,300
                                                                                                                    -------------
                                                                                                                          41,425

Utilities (3.3%)
Carolina Power &Light Co.                                                                                       700       24,150
DTE Energy Co.                                                                                                  800       26,550
Florida Progress Corporation                                                                                    900       41,231
Hawaiian Electric Industries, Inc.                                                                              800       27,000
IPALCO Enterprises, Inc.                                                                                      1,200       24,525
NSTAR                                                                                                         1,000       38,063
Otter Tail Power Co.                                                                                            600       25,200
PG&E Corporation                                                                                                900       20,644
PP&L Resources, Inc.                                                                                          1,600       43,300
RGS Energy Group, Inc.                                                                                        1,100       27,431
United Illuminating Co.                                                                                         600       31,050
                                                                                                                    -------------
                                                                                                                         329,144


Total Common Stocks                                                                    (Cost $9,314,259)               9,875,823
                                                                                                                    -------------

---------------------------------------------------------------------------------------------------------------------------------

Short-Term Obligations (0.3%)
                                                                                                          Principal
                                                                                                             Amount
Firstar Bank USA Variable Demand Note  5.08%, due 12/12/99                                                    3,202        3,202
Wisconsin Corp Central Credit Union Variable
Demand Note   5.08%, due 4/1/00                                                                              27,382       27,382
                                                                                                                    -------------
                                                   Total Short-Term Obligations        (Cost $30,584)                     30,584

---------------------------------------------------------------------------------------------------------------------------------

Total Investments:                                  99.8%                              (Cost $9,344,843)               9,906,407
Other Assets, Less Liabilities:                       0.2%                                                                24,247
                                                   --------
                                                                                                                    =============
Total Net Assets:                                  100.0%                                                             $9,930,654
                                                   ======
                                                                                                                    =============

*  Non-Income Producing Securities

See Notes to Financial Statements.

THOMAS WHITE INTERNATIONAL FUND+
Investment Portfolio                                       October 31, 1999

Country                            Issue                                            Industry                    Shares    Value
-----------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS:                              98.6%

-----------------------------------------------------------------------------------------------------------------------------------
ARGENTINA:                                  0.2%

                                  Perez                                                      Energy              8,100     $48,767
                                  Telecom Argentina                                  Communications              8,000      44,004
                                                                                                                       ------------
                                                                                                                            92,771


-----------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA:                                   3.9%

                                  Broken Hill Property                              Metals & Mining              8,300      85,939
                                  Fosters Breweries Group                          Consumer Staples             44,000     117,194
                                  National Australia Bank ADR                               Banking              4,300     337,281
                                  National Australia Bank                                   Banking             18,821     290,929
                                  Telstra Corporation                                Communications            103,200     526,031
                                  Woodside Petroleum                                         Energy             19,300     116,497
                                  Woolworths                                        Consumer Retail             37,700     128,350
                                                                                                                       ------------
                                                                                                                         1,602,221

-----------------------------------------------------------------------------------------------------------------------------------
BELGIUM:                                     3.0%

                                  Delhaize                                          Consumer Retail              3,700     260,254
                                  Fortis AG                                               Insurance              8,500     287,089
                                  GBL                                         Financial Diversified              1,200     207,828
                                  Solvay                                                  Chemicals              6,200     475,894
                                                                                                                       ------------
                                                                                                                         1,231.065

-----------------------------------------------------------------------------------------------------------------------------------
BRAZIL:                                      1.1%

                                  Eletrobras PNB                                          Utilities          6,284,000     113,740
                                  Petrobras PN                                               Energy            409,000      66,299
                                  Telebras ADR                                       Communications              2,400     186,900
                                  Vale do Rio Doce PN                               Metals & Mining              4,600      92,982
                                                                                                                       ------------
                                                                                                                           459,921


-----------------------------------------------------------------------------------------------------------------------------------
CANADA:                                       2.5%

                                  BCE Inc.                                           Communications              7,700     463,771
                                  Quebecor Incorporated Class B                            Services              7,800     186,108
                                  Royal Bank of Canada                                      Banking              4,800     207,024
                                  Shell Canada                                               Energy              9,100     191,737
                                                                                                                       ------------
                                                                                                                         1,048,640


-----------------------------------------------------------------------------------------------------------------------------------
CZECH REPUBLIC:                                0.3%

                                  SPT Telecom*                                       Communications              5,000      75,455
                                  TABAK                                            Consumer Staples                200      44,225
                                                                                                                       ------------
                                                                                                                           119,680




FINLAND:                                      1.4%

                                  Nokia A                                            Communications              5,200     595,341

-----------------------------------------------------------------------------------------------------------------------------------
FRANCE:                                       9.2%

                                  AGF                                                     Insurance              9,900     552,082
                                  Altran Technology                                      Technology              1,200     411,490
                                  B N P                                                     Banking              4,100     360,217
                                  Cap Gemini                                             Technology              3,200     484,848
                                  L' Oreal                                         Consumer Staples                450     286,458
                                  Renault                                         Consumer Durables              5,600     289,899
                                  Societe Generale                                          Banking              1,700     370,265
                                  Suez Lyon Eaux                                          Utilities              1,700     274,569
                                  Total Fina                                                 Energy              5,833     804,001
                                                                                                                       ------------
                                                                                                                         3,833,829


-----------------------------------------------------------------------------------------------------------------------------------
GERMANY:                                      6.8%

                                  BASF                                                    Chemicals              9,700     432,743
                                  Commerzbank                                               Banking             10,300     392,861
                                  Deutsche Telecom                                   Communications             11,800     542,571
                                  GEA AG VZ                                              Industrial              6,300     195,549
                                  Man AG VZ                                              Industrial             13,400     270,707
                                  R W E Vorzuege                                          Utilities              6,000     241,793
                                  Schering AG                                            Healthcare              3,300     392,708
                                  Thyssen -Krupp                                         Industrial             15,000     355,113
                                                                                                                       ------------
                                                                                                                         2,824,045


-----------------------------------------------------------------------------------------------------------------------------------
GREECE:                                      0.7%

                                  Alpha Credit Bank                                         Banking              1,554     118,830
                                  EFG Eurobank                                              Banking              1,200      53,183
                                  Ergo Bank                                                 Banking                410      40,104
                                  OTE                                                Communications              3,555      75,322
                                                                                                                       ------------
                                                                                                                           287,439



-----------------------------------------------------------------------------------------------------------------------------------
HONG KONG:                                   5.2%

                                  China Telecom*                                     Communications            103,600     354,706
                                  CLP Holdings                                            Utilities             25,900     118,682
                                  Hong Kong Electric                                      Utilities             44,800     136,954
                                  HSBC Holdings                                             Banking             54,000     648,151
                                  Hutchinson                                             Industrial             25,200     253,005
                                  Johnson Electric                                       Industrial             30,000     162,183
                                  New World Development                       Financial Diversified             65,300     123,554
                                  SHK Properties                              Financial Diversified             31,600     255,230
                                  Smartone Telecom                                   Communications             28,400     100,161
                                                                                                                          ---------
                                                                                                                         2,152,626


                                                                                                                       ------------


HUNGARY:                                      0.3%

                                  Matav ADR                                          Communications              4,400     126,775

-----------------------------------------------------------------------------------------------------------------------------------
INDONESIA:                                    0.3%

                                  Indosat                                            Communications             23,000      37,244
                                  Tambang Timah                                     Metals & Mining             53,000      41,748
                                  Telkom Indonesia                                   Communications            108,000      51,203
                                                                                                                       ------------
                                                                                                                           130,195


-----------------------------------------------------------------------------------------------------------------------------------
ISRAEL:                                       0.3%

                                  Bezeq Israel Telecom                               Communications             17,000      69,306
                                  IDB Holding Corp.                           Financial Diversified              2,000      55,865
                                                                                                                       ------------
                                                                                                                           125,171


-----------------------------------------------------------------------------------------------------------------------------------
ITALY:                                        1.6%

                                  Mediaset                                                 Services             38,700     383,169
                                  San Paolo IMI                                             Banking             22,600     297,719
                                                                                                                       ------------
                                                                                                                           680,888


-----------------------------------------------------------------------------------------------------------------------------------
JAPAN:                                       17.3%

                                  Amway Japan Ltd.                                  Consumer Retail             15,000     152,496
                                  Asahi Bank                                                Banking             23,000     204,268
                                  Asahi Chemical Industries                               Chemicals             17,000     102,717
                                  Bank Tokyo-Mitsubishi                                     Banking             13,000     215,450
                                  Canon                                                  Technology              6,000     169,759
                                  Chubu Electric Power                                    Utilities              8,000     136,498
                                  Dai Nippon Printing                                      Services              5,000      91,162
                                  Daiwa House Industries                                   Building             10,000      91,497
                                  Daiwa Securities                            Financial Diversified             12,000     128,096
                                  East Japan Railway                                 Transportation                 50     306,431
                                  Familymart                                        Consumer Retail              4,000     278,137
                                  Fuji Heavy Industries                           Consumer Durables             20,000     169,950
                                  Fuji Photo Film                                          Services              5,000     160,648
                                  Fujitsu                                                Technology              7,000     210,809
                                  Honda Motor                                     Consumer Durables              5,000     211,001
                                  KAO Corporation                                  Consumer Staples             12,000     365,990
                                  Kirin Brewery                                    Consumer Staples             12,000     137,418
                                  Nintendo                                                 Services              2,400     381,182
                                  Nippon Telephone & Telegraph                       Communications                 25     383,638
                                  Nippon Telephone & Telegraph Mobile                Communications                 15     398,504
                                  Olympus Optical                                        Technology             15,000     202,848
                                  Ono Pharmaceutical                                    Health Care              5,000     160,648
                                  Pioneer Electric                                       Technology              8,000     142,790
                                  Rohm                                                   Technology              1,100     246,343
                                  Sankyo                                                Health Care              4,000     113,940

                                  Sanwa Bank                                                Banking             13,000     193,382
                                  Shimano                                         Consumer Durables              7,000     174,555
                                  Shin-Etsu Chemical                                      Chemicals              3,000     123,723
                                  Shohkoh Fund                                Financial Diversified                200     122,380
                                  Sony Corporation                                       Technology              2,000     311,897
                                  Suzuki Motor                                    Consumer Durables              9,000     136,728
                                  TDK Corporation                                        Technology              2,000     195,847
                                  Tokyo Electric Power                                    Utilities              6,000     134,081
                                  Toyo Seikan                                       Metals & Mining              5,000     108,857
                                  Yamanouchi Pharmaceutical                             Health Care              7,000     317,556
                                  Yasuda Fire & Marine Insurance                          Insurance             36,000     243,763
                                                                                                                       ------------
                                                                                                                         7,224,989


-----------------------------------------------------------------------------------------------------------------------------------
MALAYSIA:                                     0.6%

                                  Golden Hope Plantation                           Consumer Staples             39,000      31,200
                                  Perlis Plantation                                Consumer Staples             43,750      45,128
                                  Petronas Gas                                            Utilities             30,000      62,763
                                  Telekom Malaysia                                   Communications             29,000      89,288
                                                                                                                       ------------
                                                                                                                           228,379


-----------------------------------------------------------------------------------------------------------------------------------
MEXICO:                                        1.5%

                                  Cemex CPO                                                Building             20,400      94,858
                                  Telefonos de Mexico ADR                            Communications              7,400     530,100
                                                                                                                       ------------
                                                                                                                           624,958


-----------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS:                                  8.8%

                                  ABN-AMRO Holdings                                         Banking             13,500     326,562
                                  Ahold                                             Consumer Retail              7,500     230,429
                                  Fortis Amev Cert                                        Insurance             11,200     385,707
                                  Hagemeyer                                         Consumer Retail              9,900     203,020
                                  Heineken                                         Consumer Staples              5,800     295,920
                                  ING Group                                               Insurance              8,847     522,032
                                  Kon PTT                                            Communications             10,700     549,298
                                  Philips Electronics                                    Industrial              2,700     276,988
                                  Randstad Holdings                                        Services              5,800     294,149
                                  Royal Dutch                                                Energy              9,800     585,999
                                                                                                                       ------------
                                                                                                                         3,670,104


-----------------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND:                                  0.2%

                                  Lion Nathan Limited                              Consumer Staples             33,000      71,260

-----------------------------------------------------------------------------------------------------------------------------------
PAKISTAN:                                     0.1%

                                  Pakistan Telephone                                 Communications                650      23,400



PHILIPPINES:                                  0.3%

                                  Manila Electric                                         Utilities             18,000      49,376
                                  Philippines Long Distance                          Communications              4,200      87,456
                                                                                                                       ------------
                                                                                                                           136,832


-----------------------------------------------------------------------------------------------------------------------------------
POLAND:                                       0.2%

                                  BPH                                                       Banking              1,900      90,980

-----------------------------------------------------------------------------------------------------------------------------------
RUSSIA:                                       0.1%

                                  Lukoil ADR                                                 Energy                800      25,400
                                  Gazprom ADR*                                               Energy              3,500      26,147
                                                                                                                       ------------
                                                                                                                            51,547


-----------------------------------------------------------------------------------------------------------------------------------
SINGAPORE:                                    1.9%

                                  City Development                            Financial Diversified             13,000      67,292
                                  Development Bank of Singapore                             Banking             11,630     131,602
                                  Singapore Airlines                                 Transportation             21,400     220,259
                                  Singapore Telecom                                  Communications            202,100     384,394
                                                                                                                       ------------
                                                                                                                           803,547


-----------------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA:                                 0.5%

                                  Anglo American Corp SA                            Metals & Mining            1,100        58,549
                                  De Beers                                          Metals & Mining            1,400        38,238
                                  Liberty Life Association                                Insurance            1,400        12,989
                                  Nedcor                                                    Banking              700        13,764
                                  Rembrandt Group                                  Consumer Staples            7,200        52,972
                                  South African Brewery                            Consumer Staples            3,714        32,915
                                                                                                                       ------------
                                                                                                                           209,427


-----------------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA:                                  1.0%

                                  Pohang Iron & Steel                               Metals & Mining            2,200       264,110
                                  SK Telecom                                         Communications              134       154,723
                                                                                                                       ------------
                                                                                                                           418,833


-----------------------------------------------------------------------------------------------------------------------------------
SPAIN:                                         2.1%

                                  Telefonica de Espana                               Communications             33,300     547,991
                                  U Fenosa                                                Utilities             23,300     341,017
                                                                                                                       ------------
                                                                                                                           889,008



---------------------------------------------------------------------------------------------------------------------------------
SWEDEN:                                         3.2%

                                  Electrolux B                                    Consumer Durables             22,700     452,647
                                  Nordbanken Holdings                                       Banking             69,200     403,865

                                  Skanska B                                                Building              5,500     201,288
                                  Stora Enso R                                       Forest & Paper             21,000     279,590
                                                                                                                       ------------
                                                                                                                         1,337,390

-----------------------------------------------------------------------------------------------------------------------------------
SWITZERLAND:                                  4.4%

                                  Adecco I                                                 Services                655     389,886
                                  Nestle AG                                        Consumer Staples                270     519,809
                                  Novartis Reg                                          Health Care                200     298,605
                                  Richemont I                                      Consumer Staples                120     228,826
                                  Roche GS                                              Health Care                 34     405,212
                                                                                                                       ------------
                                                                                                                         1,842,338


-----------------------------------------------------------------------------------------------------------------------------------
THAILAND:                                     0.4%

                                  Advanced Information Service                       Communications             11,900     138,712
                                  Thai Airways International*                        Transportation             30,000      35,940
                                                                                                                       ------------
                                                                                                                           174,652


-----------------------------------------------------------------------------------------------------------------------------------
TURKEY:                                       0.4%

                                  Akbank                                                    Banking          2,690,400      41,701
                                  Arcelik                                         Consumer Durables          2,112,000      77,933
                                  KOC Holdings                                    Consumer Durables            566,200      57,073
                                                                                                                       ------------
                                                                                                                           176,707


-----------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM:                               16.2%

                                  Allied Domecq                                    Consumer Staples             61,800     345,857
                                  Allied Zurich                                           Insurance             16,300     195,473
                                  Bank of Scotland                                          Banking             23,900     298,482
                                  Bass                                             Consumer Staples              4,573      49,684
                                  BG Plc                                                  Utilities             65,500     354,990
                                  BP Amoco                                                   Energy             60,800     589,724
                                  Boots                                             Consumer Retail              8,527      87,606
                                  British Energy                                          Utilities             49,100     333,571
                                  British Telecom                                    Communications             28,000     507,556
                                  Corus Group                                       Metals & Mining             96,800     183,484
                                  Daily Mail & Trust                                       Services              4,900     251,871
                                  GKN                                                    Industrial             14,800     237,334
                                  Glaxo Wellcome                                        Health Care             15,200     448,034
                                  Halifax                                                   Banking             28,582     362,643
                                  Legal & General                                         Insurance             38,400     105,888
                                  National Westminster Bank                                 Banking             24,200     550,136
                                  Rolls Royce                                             Aerospace             71,300     253,471
                                  Smithkline Beecham                                    Health Care             30,700     401,062
                                  Sun Life & Province                                     Insurance             14,000     104,601
                                  Tesco                                             Consumer Retail             54,200     163,229
                                  Unilever                                         Consumer Staples             24,285     224,566
                                  Vodaphone                                          Communications            105,500     482,536
                                  WPP Group                                                Services             18,000     196,389
                                                                                                                       ------------
                                                                                                                          6,728,187


-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES:                                 2.6%

                                  EMC Corporation*                                       Technology              5,400     394,200
                                  Lexmark International Group, Inc.*                     Technology              5,000     390,311
                                  Rockwell International Corporation                     Industrial              5,700     276,094
                                                                                                                       ------------
                                                                                                                         1,060,605


Total Common Stocks                                                                (Cost $34,299,596)                   41,073,750
-----------------------------------------------------------------------------------------------------------------------------------

Total Investments                    98.6%                                         (Cost $34,299,596)                   41,073,750
Other Assets, Less Liabilities:       1.4%                                                                                 591,592
                                  ============                                                                       ==============
Total Net Assets:                     100%                                                                             $41,665,342
                                  ============                                                                       ==============

*  Non-Income Producing Securities

+ Formerly the Thomas White World Fund, see Note 5.

See Notes to Financial Statements.

Thomas White FUNDS FAMILY
Statements of Assets and Liabilities
October 31, 1999
-------------------------------------------------------------------------------------------------------------------------
                                                                     American           American
                                                                   Growth Fund        Opportunities       International
                                                                                          Fund                Fund+
                                                                  ---------------    ----------------     ---------------
ASSETS

Investments in securities at value1                            $      22,127,833  $        9,906,407  $       41,073,750
Cash                                                                     -------             -------             521,920
Receivables:
     Dividends and interest                                               21,331               6,228             107,677
     Securities sold                                                     -------              46,785               7,938
                                                                  ---------------    ----------------     ---------------
                                   Total assets                       22,149,164           9,959,420          41,711,285
                                                                  ---------------    ----------------     ---------------

LIABILITIES

Due to advisor                                                            14,288               5,414              33,619
Accrued expenses                                                          20,648              23,352              12,324
                                                                  ---------------    ----------------     ---------------
                                   Total liabilities                      34,936              28,766              45,943
                                                                  ---------------    ----------------     ---------------

NET ASSETS

Source of Net Assets:
    Net capital paid in on shares of beneficial interest       $      21,928,042  $        9,356,258  $       31,992,353
    Undistributed net investment income                                   24,955              13,847             223,022
    Accumulated net realized gain (loss)                                (79,601)             (1,015)           2,675,813
    Net unrealized appreciation                                          240,832             561,564           6,774,154
                                                                  ---------------    ----------------     ---------------

                                   Net assets                  $      22,114,228  $        9,930,654  $       41,665,342
                                                                  ===============    ================     ===============

Shares outstanding                                                     1,832,428             925,708           3,133,882

Net asset value per share                                      $           12.07  $            10.73  $            13.30
                                                                  ===============    ================     ===============

1        Cost Basis:
         American Growth Fund: $21,887,001
         American Opportunities Fund: $9,344,843
         International Fund: $34,299,596

+ Formerly the Thomas White World Fund, see Note 5.


See Notes to Financial Statements.








Thomas White FUNDS FAMILY
Statements of Operations
Year Ended October 31, 1999
-----------------------------------------------------------------------------------------------------------------------
                                                                   American           American
                                                                 Growth Fund        Opportunities       International
                                                                                       Fund(a)              Fund+
                                                                ---------------    ----------------     ---------------
INVESTMENT INCOME

Income:
    Dividends                                                $         164,878  $           91,286   $         930,216  1
    Interest                                                             5,945               5,910              49,545
                                                                ---------------    ----------------     ---------------
         Total investment income                                       170,823              97,196             979,761
                                                                ---------------    ----------------     ---------------

Expenses:
    Investment management fees (note 3)                                108,109              61,740             517,223
    Custodian fees                                                       8,000               5,498              52,987
    Transfer Agent fees                                                 12,003               8,299              19,408
    Audit fees and expenses                                             15,302              15,300              19,797
    Trustees' fees and expenses                                          2,998               2,202              12,397
    Printing expenses                                                    2,677               1,455              18,347
    Legal fees and expenses                                              5,561               4,100              35,007
    Organization costs                                                 -------             -------               3,887
    Registration fees                                                   13,700               4,677              41,109
    Depreciation expense                                               -------             -------               6,265
    Other expenses                                                       2,601               1,898              17,309
                                                                ---------------    ----------------     ---------------
                                                                                                               743,736
         Total expenses
         Reimbursement from Investment Manager                        (25,083)            (21,820)             -------
                                                                ---------------    ----------------     ---------------
         Net expenses                                                  145,868              83,349             743,736
                                                                ---------------    ----------------     ---------------
                Net investment income                                   24,955              13,847             236,025
                                                                ---------------    ----------------     ---------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on investments                               (79,601)             (1,015)           9,410,278
Unrealized appreciation (depreciation) on investments                  240,832             561,564           (355,667)
                                                                ---------------    ----------------     ---------------
        Net gain on investments                                        161,231             560,549           9,054,611
                                                                ---------------    ----------------     ---------------

        Net increase in net assets from operations           $         186,186  $          574,396  $        9,290,636
                                                                ===============    ================     ===============


(a) For the period from March 4, 1999  (commencement  of  operations) to October
31, 1999.

1 Net of foreign taxes withheld of $98,911.
+ Formerly the Thomas White World Fund, see Note 5.

See Notes to Financial Statements.














Thomas White funds family
Statements of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                                                        American             American
                                                      Growth Fund       Opportunities Fund                International
                                                                                                              Fund+
                                                                                                ----------------------------------
                                                      -------------     -------------------
                                                       Year Ended       March 4, 1999 (c)        Year Ended         Year Ended
                                                      October 31,         to October 31,         October 31,        October 31,
                                                          1999                 1999                 1999               1998
                                                      -------------     -------------------     -------------- -- ----------------
Change in net assets from operations:
     Net investment income                         $        24,955   $              13,847   $        236,025  $          604,878
     Net realized gain (loss)                             (79,601)                 (1,015)          9,410,278           3,965,958
     Unrealized appreciation (depreciation)                240,832                 561,564          (355,667)           (112,585)
                                                      -------------     -------------------     -------------- -- ----------------
Net increase in net assets from operations                 186,186                 574,396          9,290,636           4,458,251

Distributions to shareholders:
     From net investment income                          ---------               ---------          (551,470)           (696,401)
     From net realized gain                              ---------               ---------       (10,655,149)         (1,942,252)

Fund share transactions (Note 2)                        21,928,042               9,356,258       (13,883,090)           7,649,245
                                                      -------------     -------------------     -------------- -- ----------------
           Total increase (decrease)                    22,114,228               9,930,654       (15,799,073)           9,468,843

Net assets:
Beginning of period                                      ---------               ---------         57,464,415          47,995,572
                                                      -------------     -------------------     -------------- -- ----------------

End of period                                      $    22,114,228   $           9,930,654   $     41,665,342  $       57,464,415
                                                      =============     ===================     ============== == ================


(c)  Commencement of operations.
  +   Formerly the Thomas White World Fund, see Note 5.

See Notes to Financial Statements.

THOMAS WHITE FUNDS FAMILY
Notes to Financial Statements
Year Ended October 31, 1999
--------------------------------------------------------------------------------

Note 1.       Summary of Accounting Policies

Lord Asset Management Trust (the "Trust") was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has three series of Shares, the Thomas White American Growth Fund (the "American Growth Fund") that commenced operations on November 1, 1998, the Thomas White American Opportunities Fund (the "American Opportunities Fund") that commenced operations on March 4, 1999, and the Thomas White International Fund (the "International Fund") that commenced operations on June 28, 1994. The investment objective of the Funds is to seek long-term capital growth. The American Growth Fund primarily invests in equity securities of large U.S. companies. The American Opportunities Fund will also invest in U.S. equity securities, with a focus on mid-size and small companies. The International Fund will primarily invest in equity securities of companies located in the world's developed countries outside of the U.S. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

(a) Valuation of securities. Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

(b) Foreign currency translation. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells a foreign security it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

         The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

         Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

(c) Income taxes. It is each Fund's intention to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

(d) Use of estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

THOMAS WHITE FUNDS FAMILY
Notes to Financial Statements
Year Ended October 31, 1999
--------------------------------------------------------------------------------


(e) Other. Investment transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund.

Note 2. Transactions in Shares of Beneficial Interest (All amounts in thousands)

As of October 31, 1999, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

                               American Growth Fund             American                             International
                                                           Opportunities Fund                      Fund (see Note 5)
                              -----------------------     ----------------------    ------------------------------------------------
                                  March 4, 1999
                                       Year                 (commencement of                 Year                      Year
                                      Ended                  operations) to                 Ended                     Ended
                                 October 31, 1999           October 31, 1999           October 31, 1999          October 31, 1998
                              -----------------------     ----------------------    -----------------------    ---------------------
                               Shares       Amount        Shares        Amount       Shares       Amount       Shares       Amount
                              ---------    ----------     --------     ---------    ---------    ----------    --------    ---------
Shares sold                      1,835  $     21,969          929   $     9,386          407  $      5,426         759  $    10,175
Shares issued on
reinvestment of
dividends & distributions      -------       -------      -------       -------          849        11,158         208        2,591
Shares redeemed                    (3)          (41)          (3)          (30)      (2,353)      (30,467)       (364)      (5,117)
                              ---------    ----------     --------     ---------    ---------    ----------    --------    ---------

Net increase (decrease)          1,832  $     21,928          926   $     9,356      (1,097)  $   (13,883)         603  $     7,649
                              ---------    ----------     --------     ---------    ---------    ----------    --------    ---------



Note 3.     Investment Management Fees and Other Transactions with Affiliates

The  Funds  pays  monthly  an   investment   management   fee  to  Thomas  White
International,  Ltd.  (the  "Advisor")  at the rate of 1% of the Funds'  average daily net  assets.  For the current  fiscal  year the Advisor has  contractually agreed  to  reduce  its  management  fee for the  American  Growth  Fund and the
American  Opportunities  Funds to the extent  that the total  operating  fees do exceed 1.35% of each Fund's average daily net assets.

Note 4.     Investment Transactions

During the year ended October 31, 1999, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, were as follows:

                 Fund                         Purchases             Sales
---------------------------------------- -------------------- ------------------
American Growth Fund                              22,246,231            464,946
American Opportunities Fund                        9,612,571            297,298
International Fund (see Note 5)                   34,170,561         53,273,910

The cost of securities for federal income tax purposes was the same for each Fund as that shown in the investment portfolio.

At  October  31,  1999,  the  aggregate  gross   unrealized   appreciation   and
depreciation  of portfolio  securities,  based upon cost for federal  income tax purposes, were as follows:

                                         Unrealized         Unrealized        Net Unrealized
                Fund                    Appreciation       Depreciation        Appreciation
------------------------------------- ----------------- ------------------- -------------------
American Growth Fund                         1,901,265         (1,660,433)             240,832
American Opportunities Fund                  1,349,780           (788,216)             561,564
International Fund (see Note 5)              8,629,923         (1,855,769)           6,774,154

At October 31, 1999 the American Growth Fund and American Opportunities Fund have tax basis capital losses of approximately $79,000 and $1,000, respectively, which may be carried over to offset future capital gains. Such losses expire on October 31, 2007.

THOMAS WHITE FUNDS FAMILY
Notes to Financial Statements
Year Ended October 31, 1999
--------------------------------------------------------------------------------

Note 5.     Name Change

On May 1, 1999, the Thomas White World Fund changed its name to the Thomas White International Fund. To coincide with the name change the investment strategy of the Fund was shifted from a global focus, which normally had over 30% U.S. equity securities, to primarily non-U.S. equity securities. Under normal market conditions the International Fund will now have less than 10% of its portfolio invested in U.S. issuers.


Note 6.     Financial Highlights

                                            American Growth                American                 International
                                                 Fund                 Opportunities Fund                Fund+
                                        ---------------------- --- ------------------------ ---- -------------------
                                                                        March 4, 1999
                                                Year                  (commencement of                  Year
                                                Ended                  operations) to                  Ended
                                          October 31, 1999            October 31, 1999            October 31, 1999
---------------------------------- ---- ---------------------- --- ------------------------ ---- -------------------
  Per share operating performance
  (For a share outstanding throughout the period)

  Net asset value, beginning of      $                  10.00    $                   10.00    $               13.58
  period
                                   ---- ---------------------- --- ------------------------ ---- -------------------

  Income from investment
  operations:
    Net investment income                                0.01                         0.02                     0.07
    Net realized and unrealized                          2.06                         0.71                     2.32
  gains
                                   ---- ---------------------- --- ------------------------ ---- -------------------
                                                         2.07                         0.73                     2.39
  Distributions:
    From net investment income                        -------                      -------                   (0.13)
    From net realized gains                           -------                      -------                   (2.54)
                                   ---- ---------------------- --- ------------------------ ---- -------------------
                                                      -------                      -------                   (2.67)

  Change in net asset value for                          2.07                         0.73                   (0.28)
  the    period
                                   ==== ====================== === ======================== ==== ===================
  Net asset value, end of period     $                  12.07    $                   10.73    $               13.30
                                   ==== ====================== === ======================== ==== ===================

  Total Return                                         20.70%                        7.30%  **               18.78%
  Ratios/supplemental data
  Net assets, end of period (000)    $                 22,114    $                   9,931    $              41,665
  Ratio to average net assets:
   Expenses (net of                                     1.35%  *+                    1.35%  *+                1.44%
  reimbursement)
   Net investment income                                0.23%  *                     0.22%  *                 0.46%
  Portfolio turnover rate                               4.58%                        3.53%  **               67.48%

*    Annualized   **     Not annualized.
+    In the  absence of the expense  reimbursement,  expenses  for the  American
     Growth and  American  Opportunities  Funds would have been 1.58% and 1.70%, respectively, of average net assets.
+    Formerly the Thomas White World Fund, see Note 5.






THOMAS WHITE FUNDS FAMILY
Notes to Financial Statements
Year Ended October 31, 1999
---------------------------------------------------------------------------------------------------------------------------------


                                                               International Fund+
                                        ------------------------------------------------------------------

                                        Year Ended       Year Ended        Year Ended        Year Ended
                                          October        October 31,      October 31,       October 31,
                                         31, 1998           1997              1996              1995
                                     -- ------------ -- -------------- -- ------------- -- ---------------
Per share operating performance
(For a share outstanding throughout the period)

Net asset value, beginning of        $        13.23  $          12.33  $         11.31  $           10.50
period
                                     -- ------------ -- -------------- -- ------------- -- ---------------

Income from investment operations:
    Net investment income                      0.15              0.20             0.19               0.19
    Net realized and unrealized                0.93              1.65             1.51               0.71
gain
                                     -- ------------ -- -------------- -- ------------- -- ---------------
                                               1.08              1.85             1.70               0.90
Distributions:
    From net investment income               (0.19)            (0.19)           (0.20)             (0.09)
    From net realized gains                  (0.54)            (0.76)           (0.48)                  -
                                     -- ------------ -- -------------- -- ------------- -- ---------------
                                             (0.73)            (0.95)           (0.68)             (0.09)

Change in net asset value for the              0.35              0.90             1.02               0.81
period
                                     == ============ == ============== == ============= == ===============
Net asset value, end of period       $        13.58  $          13.23  $         12.33  $           11.31
                                     == ============ == ============== == ============= == ===============

Total Return                                  8.64%            15.80%           15.63%              8.65%
Ratios/supplemental data
Net assets, end of period (000)      $       57,464  $         47,996  $        39,157  $          32,979
Ratio to average net assets:
   Expenses (net of reimbursement)            1.42%             1.47%            1.50%              1.49%
   Net investment income                      1.13%             1.60%            1.63%              2.08%
Portfolio turnover rate                      51.41%            48.19%           51.22%             64.54%

+ Formerly the Thomas White World Fund, see Note 5.

Change of Independent Accountant

On August 27, 1999, McGladrey & Pullen, LLP ("McGladrey") resigned as independent auditors of the Trust pursuant to an agreement by PricewaterhouseCoopers LLP ("PwC") to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Trust at the time of the acquisition joined PwC.

The reports of McGladrey on the financial statements of the Trust during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years and through August 27, 1999, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

On September 14, 1999, the Trust, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditors.

                        Report of Independent Accountants


The Board of Trustees
Thomas White Funds Family

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thomas White American Growth Fund, Thomas White American Opportunities Fund and Thomas White International Fund series of Lord Asset Management Trust (the "Funds") at October 31, 1999, and the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended October 31, 1998, including the financial highlights for the periods indicated, were audited by other independent accountants whose report dated November 18, 1998 expressed an unqualified opinion on those financial statements.




/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

New York, New York
November 18, 1999